UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Williams-Sonoma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3250 Van Ness Avenue
San Francisco, California 94109

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

MEETING DATE:	Wednesday, May 19, 2004

TIME:	9:00 a.m. Central Daylight Time

PLACE:	Williams-Sonoma, Inc. Southern Operations Center 4600 Sonoma Cove Memphis, Tennessee 38118

ITEMS OF BUSINESS:	1) The election of our Board of Directors;

2) The amendment and restatement of the Williams-Sonoma, Inc. 2001 Stock Option Plan to (i) increase the shares issuable under the plan by 3,500,000 shares, and (ii) provide for the issuance of stock options, restricted stock and deferred stock awards;

3) The ratification of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 30, 2005; and

4) Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

WHO CAN VOTE:	You may vote if you were a shareholder of record as of March 29, 2004.

DATE OF MAILING:	This notice, the Proxy Statement and the Annual Report are first being mailed to shareholders on or about April 15, 2004.

By Order of the Board of Directors

Seth R. Jaffe
Secretary

YOUR VOTE IS IMPORTANT

Instructions for submitting your proxy are summarized in the Proxy Statement and on your proxy card. It is important that your shares be represented and voted at the Annual Meeting. Please submit your proxy via the Internet, by telephone, or mark, sign, date and promptly return the enclosed proxy card in the enclosed envelope. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

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3250 Van Ness Avenue
San Francisco, California 94109
www.williams-sonomainc.com

PROXY STATEMENT FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

Our Board of Directors is soliciting this Proxy Statement and the enclosed proxy card for use at our 2004 Annual Meeting of Shareholders, to be held on Wednesday, May 19, 2004 at 9:00 a.m. Central Daylight Time, and for any adjournment or postponement of the meeting. Our Annual Meeting will be held at our Southern Operations Center located at 4600 Sonoma Cove, Memphis, Tennessee 38118. Our Annual Report to Shareholders for the fiscal year ended February 1, 2004, or fiscal 2003, including our financial statements for fiscal 2003, is also enclosed. These proxy materials are first being mailed to shareholders on or about April 15, 2004.

What is the purpose of the Annual Meeting?

Shareholders will be asked to vote on the following matters:

•	The election of our Board of Directors;

•	The amendment and restatement of our 2001 Stock Option Plan to (i) increase the shares issuable under the plan by 3,500,000 shares, and (ii) provide for the issuance of stock options, restricted stock and deferred stock awards;

•	The ratification of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 30, 2005; and

•	Such other business as may properly come before the meeting or any adjournment or postponement of the meeting, including shareholder proposals. At this time, we do not know of any other matters to be brought before the Annual Meeting.

Who may vote?

Only shareholders of record at the close of business on March 29, 2004, the record date, are entitled to receive notice of and to vote at the Annual Meeting. Each holder of our common stock will be entitled to one vote for each share of our common stock owned as of the record date. As of the record date, there were 115,927,858 shares of our common stock outstanding and entitled to vote, and there were 522 shareholders of record, which number does not include shares held in the name of a bank or brokerage firm. We do not have any outstanding shares of preferred stock.

How do I vote?

You may vote in person at the Annual Meeting, electronically by submitting your proxy through the Internet, by telephone or by returning the enclosed proxy card in the enclosed envelope before the Annual Meeting. Proxies properly executed, timely returned to us and not revoked will be voted in accordance with the instructions contained in the proxy. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed proxy will have discretionary authority to vote according to their best judgment.

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How do I vote electronically or by telephone?

You may vote electronically by submitting your proxy through the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate your identity as a Williams-Sonoma, Inc. shareholder, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Specific instructions to be followed for voting via the Internet or by telephone are summarized below in this Proxy Statement and on your proxy card.

Shares Registered Directly in the Name of the Shareholder

If your shares are registered directly in your name in our stock records maintained by our transfer agent, Wells Fargo Shareowner Services, then you may vote your shares:

•	on the Internet at www.eproxy.com/wsm/; or

•	by calling Wells Fargo Shareowner Services from within the United States at 800-560-1965.

Proxies for shares registered directly in your name that are submitted through the Internet or by telephone must be received before noon Central Daylight Time on May 18, 2004.

Shares Registered in the Name of a Brokerage Firm or Bank

If your shares are held in an account at a brokerage firm or bank, you should follow the voting instructions on your proxy card.

What if I return my proxy card but do not provide voting instructions?

If a signed proxy card is returned without any indication on how your shares should be voted, votes will be cast “FOR” the election of the directors named in this Proxy Statement; “FOR” the described amendment and restatement of our 2001 Stock Option Plan; and “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 30, 2005.

How many votes must be present to hold the Annual Meeting?

Shareholders holding a majority of our outstanding shares as of the record date must be present in person or by proxy at the Annual Meeting so that we may transact business. This is known as a quorum. Shares that are voted in person or by the Internet, telephone or signed proxy card, and abstentions and broker non-votes, will be included in the calculation of the number of shares considered to be present for purposes of determining whether there is a quorum at the Annual Meeting.

What is a broker non-vote?

The term broker non-vote refers to shares that are held of record by a broker for the benefit of the broker’s clients but that are not voted at the Annual Meeting on non-routine matters because a broker did not receive instructions from the broker’s clients on how to vote the shares and, therefore, was prohibited from voting the shares.

What is cumulative voting and when does it occur?

Cumulative voting is a system of shareholder voting to elect directors which allows a shareholder to cast all of the shareholder’s votes for a single director or multiple directors. If a shareholder requests that cumulative voting take place, then every shareholder entitled to vote may cumulate votes for director nominees, and you will be entitled to cast as many votes as are equal to the number of shares owned by you as of the record date multiplied by the number of directors to be elected. To engage in cumulative voting, a shareholder entitled to vote at the Annual Meeting must give notice of the shareholder’s intention to cumulate votes before voting begins. If that occurs, you may cumulate votes only with respect to the election of director nominees whose names were placed in nomination prior to the voting for directors. Your cumulative votes may be cast for one director nominee or distributed among two or more director nominees. For example, if you owned 100 shares of our common stock as of the record date and eight directors were being elected, you would have 800 votes (100 shares multiplied by eight directors) to cast for one or more of the director nominees at the Annual Meeting.

A director elected by cumulative voting only can be removed without cause by the same cumulative voting standards.

As of the date of this Proxy Statement, we have not received notice that any shareholder has requested the ability to cumulate votes for directors.

How many votes are needed to elect directors?

The eight director nominees receiving the highest number of votes at the Annual Meeting will be elected as directors. This is called a plurality. Your proxy will be voted in accordance with your instructions. If no instructions are given, the proxy holders will vote “FOR” each of the director nominees. Since directors are elected by a plurality, broker non-votes and abstentions will have no effect on the outcome of the election.

How many votes are needed to approve Proposals 2 and 3?

Proposal No. 2, amendment and restatement of our 2001 Stock Option Plan, requires the affirmative vote of a majority of our outstanding shares of common stock. Proxy cards marked “abstain” and broker non-votes will have the effect of a “NO” vote on Proposal 2.

Proposal No. 3, ratification of auditors, requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting and a majority of the quorum required to transact business at the Annual Meeting. Proxy cards marked “abstain” and broker non-votes are not counted as votes cast. Proxy cards marked “abstain” or broker non-votes will have the effect of a “NO” vote on Proposal 3 if the number of affirmative votes is a majority of the votes cast but does not constitute a majority of the quorum required to transact business at the Annual Meeting.

Are there any shareholder proposals this year?

No, we did not receive notice before March 3, 2004, of any shareholder proposals for this year’s Annual Meeting.

What if I want to change my vote(s)?

You may revoke your proxy prior to the close of voting at the Annual Meeting by any of the following methods:

•	sending written notice of revocation to our Secretary;

•	sending a signed proxy card bearing a later date to our Secretary; or

•	attending the Annual Meeting, revoking your proxy and voting in person.

What is householding?

Householding is a cost-cutting procedure used by us and approved by the Securities and Exchange Commission, or SEC. Under the householding procedure, we send only one Annual Report and Proxy Statement to shareholders of record who share the same address and last name, unless one of those shareholders notifies us that the shareholder would like a separate Annual Report and Proxy Statement. A separate proxy card is included in the materials for each shareholder of record. If you wish to update your participation in householding, you may contact your broker or the mailing agent, ADP Investor Communication Services, at 800-542-1061.

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What if I received more than one proxy card?

If you received more than one proxy card, it means that you have multiple accounts with brokers and/or our transfer agent. You need to complete each proxy card in order to vote all of your shares. If you are interested in consolidating your accounts, you may contact your broker or our transfer agent, Wells Fargo Shareowner Services, at 800-468-9716.

Who pays the expenses incurred in connection with the solicitation of proxies?

We pay all of the expenses incurred in preparing, assembling and mailing this Proxy Statement and the materials enclosed. We have retained Skinner & Company to assist in the solicitation of proxies at an estimated cost to us of $5,000. Some of our officers or employees may solicit proxies personally or by telephone or other means. None of those officers or employees will receive special compensation for such services.

PROPOSAL 1

ELECTION OF DIRECTORS

What is this proposal?

This is a proposal to elect our Board of Directors.

How many members are on our Board?

Our Board consists of eight members who are elected annually.

Has the Board determined which directors are independent?

The Board has determined that Sanjiv Ahuja, Adrian D.P. Bellamy, Jeanne P. Jackson, Michael R. Lynch and Richard T. Robertson do not have a material relationship with us and are independent within the meaning of the New York Stock Exchange, or NYSE, and SEC director independence standards, as currently in effect. Further, our Board committees satisfy the independence requirements of the NYSE. The Board’s independence determination was based on information provided by our directors and discussions among our officers and directors.

How often did our Board meet in fiscal 2003?

During fiscal 2003, our Board held a total of five meetings and acted by unanimous written consent on two occasions. Each incumbent director attended at least 75% of the total of our Board meetings held during the time the director served as a member of our Board.

What is our policy for director attendance at the Annual Meeting?

Our policy is that directors who are up for election at our Annual Meeting should attend the Annual Meeting. Each of the incumbent directors attended our 2003 Annual Meeting, except for Mr. Ahuja who joined our Board after our 2003 Annual Meeting had taken place.

How can shareholders communicate with members of the Board?

Shareholders may send written communications to the Board or to any of the directors at the following address: Secretary, Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109. All communications will be compiled by our Secretary and submitted to the Board or an individual director, as appropriate, on a periodic basis.

Does the Board hold executive sessions?

It is the Board’s policy to have a separate meeting time for independent directors, typically during the regularly scheduled Board meetings. To date, the executive sessions have not been led by a lead independent director.

What will happen if a nominee is unwilling or unable to serve prior to the Annual Meeting?

Our Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director. However, should a nominee become unwilling or unable to serve, our Nominations and Corporate Governance Committee would nominate another person or persons to stand for election, and your proxies would be voted for the person or persons selected by the committee.

How are the directors compensated?

Directors do not presently receive any cash compensation for their service on our Board or Board committees. As their exclusive compensation relating to Board and Board committee service, non-employee directors are awarded stock options. Specifically, we grant each non-employee director an option

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to purchase 13,500 shares of our common stock upon the non-employee director’s initial election to our Board. In 2004, we increased the annual compensation to our non-employee directors from an option to purchase 10,500 shares of our common stock to an option to purchase 12,500 shares of our common stock. In addition, in 2004, we approved the annual grant to each chairperson of a Board committee of an option to purchase 1,000 shares of our common stock. The exercise price of these options is equal to the fair market value of our common stock on the date of the option grant. These options granted to our non-employee directors vest one year from the date of grant. In addition, we reimburse travel expenses related to attending Board, committee or our business meetings and offer discounts on our merchandise to all non-employee directors and their immediate families.

Are there any family or other special relationships among the director nominees and our executive officers?

No, there are no family relationships between any director nominee or executive officer and any other director nominee or executive officer. There are no arrangements or understandings between any director nominee or executive officer and any other person pursuant to which he or she has been or will be selected as our director and/or executive officer.

Were any incumbent directors not elected at the 2003 Annual Meeting?

Yes, Mr. Ahuja was elected to the Board on August 27, 2003, a date subsequent to the date of our 2003 Annual Meeting. Mr. Ahuja was appointed to fill a vacancy on our Board and was introduced to our Board by Edward A. Mueller, our Chief Executive Officer.

Information Regarding the Director Nominees

The following table sets forth information, as of March 31, 2004, with respect to each director nominee. Except for Mr. Ahuja, all nominees currently serving on our Board were elected at our 2003 Annual Meeting. Each director nominee furnished the biographical information set forth below.

	Director
Nominee	Since	Position with the Company and Recent Business Experience

W. Howard Lester	1979	• Chairman since 1986
Age 68		• Chief Executive Officer, 1979 – 2001
		• Director of Harold’s Department Stores, Inc. (retail sales)

Edward A. Mueller	1999	• Chief Executive Officer since 2003
Age 56		• President and Chief Executive Officer of Ameritech (telecommunications), 2000 – 2002
		• President of SBC International Operations (telecommunications), 1999 – 2000
		• President and Chief Executive Officer of Pacific Bell (telecommunications), 1997 – 1999

Sanjiv Ahuja	2003	• Chief Executive Officer of Orange SA (wireless
Age 47		communications) since 2004
		• Chief Operating Officer of Orange SA, 2003 – 2004
		• Chief Executive Officer of Comstellar Technologies (telecommunications), 2000 – 2003
		• President of Telcordia Technologies (telecommunications), 1997 – 2000
		• Director of Network Appliance, Inc. (computer networks)

	Director
Nominee	Since	Position with the Company and Recent Business Experience

Adrian D.P. Bellamy	1997	• Chairman of the Compensation Committee and member of the
Age 62		Nominations and Corporate Governance and Audit Committees
		• Executive Chairman and Director of The Body Shop International PLC (personal care products) since 2002
		• Chairman and Director of:
		• Gucci Group N.V. (luxury goods)
		• Reckitt Benckiser PLC (household, personal, health and food products)
		• Director of:
		• Gap, Inc. (clothing)
		• The Robert Mondavi Corporation (wine)

Patrick J. Connolly	1983	• Executive Vice President, Chief Marketing Officer
Age 57		since 2000
		• Executive Vice President, General Manager, Catalog, 1995 – 2000

Jeanne P. Jackson	2003	• Member of the Audit and Compensation Committees
Age 52		• Founding Partner of MSP Capital (strategy and investment services) since 2002
		• President and Chief Executive Officer, Walmart.com (on-line retail), 2000 – 2002
		• President and Chief Executive Officer of Banana Republic, division of Gap, Inc. (clothing), 1995 – 2000
		• President and Chief Executive Officer, Gap Inc. Direct (division of Gap, Inc.), 1998 – 2000
		• Director of:
		• McDonalds Corporation (fast food)
		• Nike, Inc. (athletic apparel)
		• Nordstrom, Inc. (apparel)
		• The United States Ski and Snowboard Teams (sports programs)

Michael R. Lynch	2000	• Chairman of the Nominations and Corporate Governance and
Age 52		Audit Committees
		• Managing Director of Goldman, Sachs & Co. (investment banking)

Richard T. Robertson	2000	• Member of the Compensation Committee
Age 58		• President of Warner Bros. Domestic Television Distribution (entertainment) since 1989

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTORS LISTED ABOVE.

What is our Director Emeritus program, and when was it initiated?

In 2003, we initiated our Director Emeritus program for directors who have, in the opinion of the Board, provided long and meritorious service as members of the Board. Individuals who accept appointment to the position of Director Emeritus agree to provide advisory and consulting services on such business matters as the Board may determine. These individuals may attend meetings of the Board but do not vote on Board matters.

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Information Regarding Directors Emeritus

The following table sets forth information, as of March 31, 2004, with respect to each Director Emeritus.

	Director
	Emeritus
Director Emeritus	Since	Position with the Company and Business Experience

Charles E. Williams	2003	• Director, 1973 – 2003
Age 88		• Vice Chairman, 1986 – 2003
		• Founder

James A. McMahan	2003	• Director, 1979 – 2003
Age 81		• Chief Executive Officer of McMahan Furniture Stores (furniture), 1947 – 1999

What are the committees of our Board?

Our Board has the following committees, with the following members as of March 31, 2004:

		Number of
		Meetings in
Committee and Members	Functions of Committee	Fiscal 2003

Audit: Michael R. Lynch, Chairman Adrian D.P. Bellamy Jeanne P. Jackson	• Monitors the integrity of financial reports and other financial information prepared by us; • Appoints and/or replaces any registered public accounting firm issuing an audit report or performing other audit, review or attest services; • Reviews the performance of our internal audit function, independent auditors and our auditing, accounting and financial reporting procedures; • Monitors our compliance with legal and regulatory requirements; and • Monitors our system of internal controls.	8

Compensation: Adrian D.P. Bellamy, Chairman Jeanne P. Jackson Richard T. Robertson	• Reviews and determines our executive officers’ compensation; • Reviews and determines our general compensation goals and guidelines for our employees; • Reviews and determines our compensation policy for our non-employee directors; and • Administers certain of our compensation plans and provides assistance and recommendations with respect to other compensation plans.	4

Nominations and Corporate Governance: Michael R. Lynch, Chairman Adrian D.P. Bellamy	• Reviews and recommends corporate governance policies; • Identifies and makes recommendations for nominees for director and considers criteria for selecting director candidates; • Considers shareholders’ director nominations; and • Evaluates the performance of our Chief Executive Officer and oversees the evaluation of the performance of our management and our Board.	2

Did all of the committee members attend at least 75% of the committee meetings in fiscal 2003?

Each committee member attended at least 75% of his or her respective committee meetings in fiscal 2003, except that Ms. Jackson was unable to attend one of the three Audit Committee meetings that occurred while she was a member.

Will our Nominations and Corporate Governance Committee consider nominees recommended by shareholders?

Yes, our Nominations and Corporate Governance Committee will consider nominees recommended by shareholders provided that such nominees are submitted pursuant to the procedures and timelines described in the “Nominations and Corporate Governance Committee Report” and “Shareholder Proposals” sections of this Proxy Statement.

Are there any disclosures relating to Compensation Committee interlocks and insider participation?

During fiscal 2003, none of our executive officers served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

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PROPOSAL 2

AMENDMENT AND RESTATEMENT OF OUR 2001 STOCK OPTION PLAN

What is this proposal?

This is a proposal to amend and restate our 2001 Stock Option Plan, so that we can use it to attract and retain employees to achieve our goals and also receive a federal income tax deduction for certain compensation paid under the plan. The amended and restated plan will be renamed the 2001 Long-Term Incentive Plan and is attached to this Proxy Statement as Exhibit A.

Has our Board approved the amended and restated plan?

On March 16, 2004, our Board approved the amended and restated plan, subject to approval from our shareholders at the Annual Meeting. Our named executive officers and directors have an interest in this proposal.

What changes are being made to the current plan?

The plan in place today allows us to only grant awards in the form of stock options. The amended and restated plan will increase the number of authorized shares of our common stock available for grant by 3,500,000 shares and will allow us to grant a wider range of awards, including restricted stock and deferred stock awards. The changes will help us to achieve our goal of attracting, retaining and motivating our talented employees. The amended and restated plan will also help us to increase shareholder value by enabling us to link some of the vesting of awards to our performance. We also should be able to receive a federal income tax deduction for certain compensation paid under the plan.

How many shares are available for issuance under the amended and restated plan?

The plan initially reserved for grant up to 5,000,000 shares of our common stock. As of March 29, 2004, 4,248,062 of these initial shares were subject to outstanding options and 633,329 of these initial shares remained available for grant. The amended and restated plan will increase the number of shares reserved for grant by 3,500,000 shares. No more than 30% of the shares available under the amended and restated plan as of the date of shareholder approval may be issued as restricted stock or deferred stock awards.

Summary of the amended and restated plan

The following questions and answers provide a summary of the principal features of the amended and restated plan and its operation. This summary is qualified in its entirety by the 2001 Long-Term Incentive Plan attached hereto as Exhibit A.

What types of awards are available under the plan?

We may grant the following types of incentive awards under the plan: (i) stock options; (ii) restricted stock; and (iii) deferred stock awards.

Who administers the plan?

A committee of at least two non-employee members of our Board administers the plan. To make grants to our officers or directors, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934. Members of the committee must also qualify as “outside directors” under Section 162(m) of the Internal Revenue Code so that we can receive a federal tax deduction for certain compensation paid under the plan to our Chief Executive Officer and the next four highest paid employees. The committee may delegate its authority under the plan to two or more members of the Board, but only with respect to grants to certain of our employees with a corporate rank below senior vice president.

What are the powers of the committee?

Subject to the terms of the plan, the committee has the sole discretion to (i) select the employees and directors who will receive awards, (ii) determine the terms and conditions of awards such as the exercise price and vesting schedule, and (iii) interpret the provisions of the plan and outstanding awards. The committee may not reduce the exercise price of stock options, nor may it allow employees to cancel an existing stock option in exchange for a new award, without prior consent from our shareholders.

Who is eligible to receive awards?

The committee selects the employees and non-employee directors who will be granted awards under the plan. In addition, our non-employee directors receive awards under the plan as compensation for being a director. The actual number of employees and non-employee directors who will receive an award under the plan cannot be determined in advance because the committee has the discretion to select the participants. As of February 1, 2004, approximately 392 employees and five non-employee directors were eligible to participate in the plan.

What awards may non-employee directors receive?

Non-employee directors are eligible for any of the awards available under the plan. In addition, our non-employee directors will receive annual grants of nonqualified stock options in connection with their service on our Board. Each new non-employee director will receive an option to purchase a number of shares of our common stock determined by the committee upon his or her election to the Board and annually thereafter on the date of our Annual Meeting provided that he or she has then served as a non-employee director for at least three months. For 2004, each new non-employee director will receive an option to purchase 13,500 shares of our common stock upon the director’s election to the Board and each continuing non-employee director who has served as a non-employee director for at least three months will receive an option to purchase 12,500 shares of our common stock. In addition, each chairperson of a Board committee will receive an option to purchase 1,000 shares of our common stock. The exercise price of each option granted to a non-employee director shall be equal to 100% of the fair market value on the date of grant of the shares covered by the option. Subject to the terms of the plan, the committee determines the other terms and conditions applicable to the options.

What is a stock option?

A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the plan, the committee may grant nonqualified stock options and incentive stock options. Our practice has been to grant nonqualified stock options under the plan. The committee will determine the number of shares covered by each option, but the committee may not grant options covering more than 1,000,000 shares to any one person during any calendar year.

What is the exercise price of an option?

The exercise price of the shares subject to each option is set by the committee, but cannot be less than 100% of the fair market value on the date of grant of the shares covered by the options.

When can an option be exercised?

An option granted under the plan generally cannot be exercised until it vests. The committee establishes the vesting schedule of each option at the time of grant. Options granted under the plan expire at the times established by the committee, but not later than 10 years after the grant date.

How can optionees pay us for the exercise price of an option?

The exercise price of each option granted under the plan may be paid by any of the methods included in a participant’s option agreement. Such methods may include payment by (i) cash, (ii) certified or bank

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check, (iii) through the tender of shares that are already owned by the participant, (iv) through a cashless exercise, or (v) through a net exercise. The participant must pay any taxes we are required to withhold at the time of exercise. If permitted by the committee, such taxes may be paid through the withholding of shares issued as a result of an award’s exercise.

What is restricted stock?

Restricted stock awards are shares of our common stock granted to participants subject to vesting in accordance with the terms and conditions established by the committee. Awards of restricted stock may be granted at no cost to the participant. The committee will determine the number of shares of restricted stock granted to any participant, but no participant may be granted more than 200,000 shares of restricted stock during any calendar year.

Vesting of restricted stock awards may be based on the achievement of performance goals established by the committee or on continued service to us. Shares of restricted stock granted at no cost to the participant that do not vest will be forfeited back to the plan.

What is a deferred stock award?

A deferred stock award is an award of a right to receive shares of common stock at the end of a specified deferral period determined by the committee or the participant. The committee may determine that the right to the award vests based on continued service to us or on the achievement of specific performance goals established by the committee. The receipt of the shares may be deferred beyond vesting (for instance, until termination of employment or other specified time). Deferred stock awards allow participants to defer income tax until the receipt of the shares.

The committee will determine the number of shares covered by each deferred stock award. No participant may receive deferred stock awards covering more than 200,000 shares during any calendar year.

May a participant elect to further defer shares covered by a deferred stock award?

If the committee permits it, a participant may elect to further defer receipt of the shares payable under a deferred stock award for an additional specified period or until a specified event, if the election is made at least one year prior to the completion of the original applicable deferral period. A deferred stock award that is vested but not paid out remains subject to the claims of our general creditors.

What are performance goals?

We have designed the plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m) of the Internal Revenue Code. This allows the committee to make performance goals applicable to a participant with respect to an award. At the committee’s discretion, one or more of the following performance goals may apply: (i) annual revenue; (ii) cash position; (iii) earnings per share; (iv) net income; (v) operating cash flow; (vi) operating income; (vii) return on assets; (viii) return on equity; (ix) return on sales; and (x) total shareholder return. Except for cash position and total shareholder return, these performance goals may apply to either the company or one of our business units.

What happens to awards that expire or are forfeited?

If an award expires or is canceled without having been fully exercised or vested, the unvested, expired or canceled shares generally will be returned to the available pool of shares reserved for issuance under the plan.

What happens if our capital structure changes as a result of a stock split or other similar event?

If we experience a change in our capital structure as a result of a stock dividend, reorganization, merger, consolidation, sale of all or substantially all of our assets, recapitalization, reclassification, stock split, reverse stock split or other similar transaction, the committee may adjust (i) the number of shares available for issuance under the plan, (ii) the per person limits on awards, (iii) the number and kind of shares subject to outstanding awards, and (iv) the exercise price of outstanding awards, as appropriate to reflect the change to our capital structure.

What happens in the event of a merger or similar transaction?

In the event that we (i) merge or consolidate with another corporation, (ii) sell all or substantially all of our assets, (iii) reorganize, (iv) liquidate, or (v) dissolve, the committee may, in its discretion, provide that outstanding awards will be assumed or substituted for by the successor corporation or provide that all outstanding awards will accelerate vesting and terminate immediately prior to the consummation of the transaction. In the event of the acceleration and termination of awards in lieu of assumption or substitution, awards other than options will be settled in cash or securities in an amount determined by the committee after taking into consideration the amount per share received by shareholders in the transaction (that is, the transaction price). Under such circumstances, options will be settled in cash or securities in an amount per share equal to the transaction price minus the aggregate exercise price of such options.

Can awards be transferred by the participant?

Awards granted under the plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Participants may transfer nonqualified stock options without consideration for the transfer (i) to a member of the participant’s family, or (ii) to a trust or other entity for the sole benefit of the member(s) of the participant’s family. In each case, the transferee(s) must agree in writing to be bound by the terms and conditions of the plan and the applicable option agreement.

What are the federal tax consequences to participants as a result of receiving an award under the plan?

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from awards granted under the plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax rules apply, in which case taxation will occur in the year of exercise. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option.

Restricted Stock

A participant will not recognize taxable income upon the grant of restricted stock unless the participant elects to be taxed at that time. Instead, a participant will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares.

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Deferred Stock Awards

A participant will not have taxable income upon the grant of a deferred stock award. Instead, a participant will recognize the income at the time of the receipt of the shares subject to the award equal to the difference between the fair market value of the shares at the time of receipt and the amount, if any, paid for the shares. However, a participant will be subject to employment taxes at the time a deferred stock award vests, even if the participant has not yet received the shares subject to the award.

What are the tax effects to us as a result of grants of awards under the plan?

We generally will be entitled to a tax deduction in connection with an award under the plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include: (i) shareholder approval of the plan; (ii) setting limits on the number of awards that any individual may receive; and (iii) establishing performance criteria that must be met before the award actually will vest or be paid. The plan has been designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

How can we amend or terminate the plan?

The Board generally may amend or terminate the plan at any time and for any reason. Amendments will be contingent on shareholder approval if required by applicable law, stock exchange listing requirements or if so promised by the Board. By its terms, the amended and restated plan will automatically terminate in 2014.

Why do we recommend that the 2001 Stock Option Plan be amended and restated?

We believe that the amended and restated plan is essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the plan will substantially assist us in continuing to attract and retain employees and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees and non-employee directors. The increase in the reserve of common stock available under the plan will enable us to grant such awards to executives, other eligible employees and our non-employee directors.

What vote is required to approve this proposal?

To approve this proposal, a majority of the outstanding shares of our common stock must vote “FOR” this proposal.

Brokers and other nominees that are NYSE member organizations are prohibited from voting in favor of proposals relating to equity compensation plans, such as the amended and restated 2001 Stock Option Plan, unless they receive specific instructions from the beneficial owner of the shares to vote on such matters. Therefore, for any of your shares held through a broker or other nominee that is a NYSE member organization, such shares will only be voted on this proposal if you have provided specific voting instructions to your broker or other nominee on how to vote your shares.

If approved, when would the amended and restated plan become effective?

The amended and restated plan would become effective upon shareholder approval at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2001 STOCK OPTION PLAN.

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PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

What is this proposal?

This is a proposal to ratify the appointment of Deloitte & Touche LLP, or Deloitte, as our independent auditors for the fiscal year ending January 30, 2005. The Audit Committee selected Deloitte as our independent auditors for the year ending January 30, 2005, subject to ratification by our shareholders. Although shareholder ratification of our independent auditors is not required by law, as a matter of corporate governance, we are requesting that our shareholders ratify such appointment.

What relationship does Deloitte currently have with us?

Deloitte has audited our financial statements for the last twenty-four years. Based in part upon information provided by Deloitte, the Audit Committee determined that Deloitte is independent under applicable independence standards.

Will a Deloitte representative be present at the Annual Meeting?

Deloitte’s representative will be present at the Annual Meeting and will have the opportunity to make a statement. Deloitte’s representative will be available to respond to appropriate questions.

What services did Deloitte provide in fiscal 2003?

Deloitte’s services for fiscal 2003 included an audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements and audit services related to periodic filings made with the SEC. In fiscal 2003, Deloitte also performed certain audit-related and tax services, and discussed certain matters with our Audit Committee, in each case as more fully described in the Audit Committee Report and the Audit and Related Fees section below.

What vote is required to approve this proposal?

To approve this proposal, a majority of the shares represented and voting at the Annual Meeting and a majority of the quorum required to transact business at the Annual Meeting must vote “FOR” this proposal.

What will happen if shareholders vote against this proposal?

If shareholders vote against this proposal, we will consider interviewing other independent auditors. There can be no assurance, however, that we will choose to appoint other independent auditors even if this proposal is not approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 30, 2005.

INFORMATION CONCERNING EXECUTIVE OFFICERS

This table provides certain information about our executive officers as of March 31, 2004. The executive officers are elected by our Board and serve at the pleasure of our Board, subject to rights, if any, under employment contracts.

Name		Position with the Company and Business Experience

W. Howard Lester	*
Age 68
Edward A. Mueller	*
Age 56
Laura J. Alber	•	President, Pottery Barn Brands since 2002
Age 35	•	Executive Vice President, Pottery Barn, 2000 – 2002
	•	Senior Vice President, Pottery Barn Catalog and Pottery Barn Kids Retail, 1999 – 2000
	•	Divisional Vice President, Pottery Barn Catalog, 1997 – 1999
Patrick J. Connolly	*
Age 57
Patrick Cowell	•	President, Williams-Sonoma Brand since 2002
Age 55	•	President of Cowell Development (real estate development), 1999 – 2002
	•	President and Chief Executive Officer of Airport Group International (airport management and development), 1996 – 1999
David DeMattei	•	President, Emerging Brands since 2003
Age 47	•	President, North American Retail and Wholesale Divisions of Coach, Inc. (luxury goods), 1998 – 2003
Donna H. Isralsky	•	Senior Vice President, Product Supply Chain and International
Age 48		Operations since 1999
	•	Vice President, Product Supply Chain, 1996 – 1999
Seth R. Jaffe	•	Senior Vice President, General Counsel and Secretary since 2003
Age 47	•	Vice President, Deputy General Counsel, 2002 – 2003
	•	Senior Vice President and General Counsel of CareThere, Inc. (healthcare technology), 2000 – 2001
	•	Chief Counsel of Levi Strauss & Co. (apparel), 1984 – 1999
Sharon L. McCollam	•	Executive Vice President, Chief Financial Officer since 2003
Age 41	•	Senior Vice President, Chief Financial Officer, 2000 – 2003
	•	Vice President, Finance, 2000
	•	Chief Financial Officer of Dole Fresh Vegetables, Inc. (food products), 1996 – 2000
Dean A. Miller	•	Senior Vice President, Global Logistics since 2001
Age 41	•	Vice President, Retail Distribution, 2001
	•	Vice President, Global Logistics of United Parcel Services, Inc. (logistics), 1996 – 2001
Vivian M. Stephenson	•	Chief Operating Officer since 2003
Age 67	•	Chief Information Officer, 2003
	•	Technology Consultant to Target Corporation, Apple Computer, Inc. and Williams-Sonoma, Inc., 2000 – 2003
	•	Executive Vice President and Chief Information Officer of Target Corporation (consumer goods), 1999 – 2000
	•	Senior Vice President and Chief Information Officer of Target Corporation (consumer goods), 1995 – 1999

*	Biographical information can be found in the table under the section titled “Information Regarding the Director Nominees” within this Proxy Statement.

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Executive Compensation

This table sets forth the annual and long-term compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers during fiscal 2003. These individuals are collectively known as our “named executive officers.” None of these officers held stock appreciation rights during the years represented in the tables.

Summary Compensation Table

						Long-Term
						Compensation
						Awards
		Annual
		Compensation(2)				Restricted	Securities
				Other Annual		Stock	Underlying	All Other
Name and Principal Position	Year(1)	Salary	Bonus	Compensation		Awards	Options(3)	Compensation

W. Howard Lester	2003	$975,000	$731,300	$24,171	(4)	—	—	$12,621	(5)
Chairman	2002	904,122	1,356,490	65,945		—	—	11,723
	2001	899,787	400,000	—		—	100,000	7,754
Edward A. Mueller	2003	975,000	731,300	4,193	(4)	—	—	196,250	(6)
Chief Executive Officer and	2002	37,500	—	—		—	1,021,000	80
Director	2001	—	—	—		—	21,000	—
Laura J. Alber	2003	514,471	258,800	—		—	30,000	14,027	(7)
President, Pottery Barn Brands	2002	498,055	498,077	—		—	—	16,800
	2001	407,700	175,000	—		—	400,000	7,523
Patrick J. Connolly	2003	514,471	193,000	186	(4)	—	20,000	14,027	(7)
Executive Vice President, Chief	2002	499,931	500,000	—		—	—	16,492
Marketing Officer and Director	2001	506,065	140,000	—		—	40,000	7,754
Patrick Cowell	2003	514,471	193,000	—		—	45,000	14,027	(7)
President, Williams-Sonoma	2002	461,538	461,538	—		—	400,000	290,038	(8)
Brand	2001	—	—	—		—	—	—

(1)	Rows specified “2003,” “2002” and “2001” represent fiscal years ended February 1, 2004, February 2, 2003, and February 3, 2002, respectively.

(2)	While the named executive officers enjoy certain perquisites, except as otherwise indicated in the table, the aggregate value of such perquisites for the fiscal years shown did not equal or exceed the lesser of $50,000 or 10% of each such officer’s salary and bonus for the applicable fiscal year.

(3)	Figures have been adjusted to reflect stock splits.

(4)	For personal use of our airplane.

(5)	Comprised of (i) premiums in the amount of $1,140 paid by us for term life insurance in excess of $50,000, (ii) our matching contribution of $5,981 under our Associate Stock Incentive Plan, which amounts are subject to vesting, and (iii) a $5,500 car allowance paid by us.

(6)	Comprised of (i) premiums in the amount of $1,140 paid by us for term life insurance in excess of $50,000, (ii) a $6,000 car allowance paid by us, and (iii) $189,110 as reimbursement for relocation expenses. In addition, we have accrued a maximum of $300,000 to reimburse Mr. Mueller for losses Mr. Mueller is expected to incur upon the sale of his Arizona residence.

(7)	Comprised of (i) premiums in the amount of $1,140 paid by us for term life insurance in excess of $50,000, (ii) our matching contribution of $6,887 under our Associate Stock Incentive Plan, which amounts are subject to vesting, and (iii) a $6,000 car allowance paid by us.

(8)	Comprised of (i) premiums in the amount of $981 paid by us for term life insurance in excess of $50,000, (ii) our matching contribution of $10,308 under our Associate Stock Incentive Plan, which amounts are subject to vesting, (iii) a $5,000 car allowance paid by us, and (iv) $273,749 as reimbursement for relocation expenses.

Option Grants in Fiscal 2003

This table sets forth certain information regarding all stock option grants made to the named executive officers during fiscal 2003.

	Individual Grants
					Value at Assumed Annual
	Number of	Percentage of			Rates of Stock Price
	Securities	Total Options			Appreciation for Option
	Underlying	Granted to	Exercise or		Term(3)
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year(1)	Per Share	Date(2)	5%	10%

Laura J. Alber	30,000	1.88%	$21.80	4/1/2013	$411,297	$1,042,308
Patrick J. Connolly	20,000	1.25	21.80	4/1/2013	274,198	694,872
Patrick Cowell	45,000	2.82	21.80	4/1/2013	616,946	1,563,461

(1)	In fiscal 2003, we granted options to purchase 1,596,075 shares of our common stock to our employees.

(2)	Stock options generally vest in equal annual installments over a five year period.

(3)	The 5% and 10% assumed rates of appreciation are required by the SEC and do not represent our estimate or projection of our future stock price.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Value

This table sets forth information with respect to the named executive officers’ exercise of stock options during fiscal 2003 and the fiscal year-end value of unexercised options held at the end of fiscal 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		Fiscal Year-End		Fiscal Year-End(2)
	Acquired on	Value
Name	Exercise(1)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

W. Howard Lester	315,000	$7,537,950	1,470,000	260,000	$34,525,700	$5,212,600
Edward A. Mueller	—	—	290,000	800,000	2,170,960	4,888,000
Laura J. Alber	30,000	631,875	174,200	362,400	3,422,522	6,701,276
Patrick J. Connolly	—	—	636,000	220,000	13,818,120	3,845,320
Patrick Cowell	—	—	80,000	365,000	676,800	3,171,150

(1)	Figures have been adjusted to reflect stock splits.

(2)	The fiscal year-end values are based upon the difference between the closing price of our common stock on the NYSE on January 30, 2004 ($32.11 per share) and the exercise price of the options.

What are the terms of the employment, termination of employment and change-in-control agreements with the named executive officers?

Laura J. Alber

We entered into an employment agreement with Laura J. Alber, effective as of March 19, 2001, relating to her employment as Executive Vice President, Pottery Barn. Ms. Alber was appointed President, Pottery Barn Brands, effective February 11, 2002. The initial term of the agreement expired March 19, 2004 and, per its terms, automatically extends for one-year terms until Ms. Alber’s employment is terminated by her or by us. We committed in the agreement to pay Ms. Alber an annual base salary of not less than $400,000. If we terminate Ms. Alber’s employment without “cause” (as defined in the agreement), or if she terminates her employment with us for “good reason” (as defined in the agreement), she will be entitled to receive (i) continuation of her base salary at the time of termination, and (ii) outplacement services at a level commensurate with Ms. Alber’s position at no cost to Ms. Alber. In addition, we will

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pay the premiums for health coverage under COBRA for Ms. Alber and her dependents until Ms. Alber either commences new employment or Ms. Alber or her dependants are no longer eligible for COBRA coverage.

Patrick Cowell

We entered into an employment agreement with Patrick Cowell, effective as of March 4, 2002, relating to his employment as President, Williams-Sonoma Brand. The initial term of the agreement expires March 3, 2005, and, per its terms, automatically extends for one-year terms, until Mr. Cowell’s employment is terminated by him or by us. We committed in the agreement to pay Mr. Cowell an annual base salary of not less than $500,000. In addition, Mr. Cowell is eligible for a target bonus of one half of his guaranteed salary.

COMMITTEE REPORTS

The following reports by our Compensation Committee, Nominations and Corporate Governance Committee and Audit Committee covering fiscal 2003 shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934. The reports shall not be deemed incorporated by reference into any of our other filings under the Securities Exchange Act of 1934 or the Securities Act of 1933.

Compensation Committee Report

Who serves on the Compensation Committee?

The Compensation Committee consisted of Adrian D.P. Bellamy and Richard T. Robertson from February 2, 2003 to May 28, 2003. Jeanne P. Jackson was elected to the Compensation Committee on May 28, 2003. From such time until the present, the Compensation Committee consisted of Mr. Bellamy, Ms. Jackson and Mr. Robertson. Mr. Bellamy serves as Chairman of the Compensation Committee. The Board has determined that each member of the Compensation Committee is independent under the NYSE rules as currently in effect, is an outside director as such term is defined with respect to Section 162(m) of the Internal Revenue Code and is a non-employee director under Section 16(b) of the Securities Exchange Act of 1934. None of the committee members has ever served as an officer of the company.

How many times did the Compensation Committee meet during fiscal 2003?

The Compensation Committee held a total of four meetings during fiscal 2003.

What is the role of the Compensation Committee with respect to executive compensation?

Our role is detailed in the Compensation Committee Charter, which was amended and restated by the Board on March 16, 2004. The Compensation Committee Charter is available on the company’s website at www.williams-sonomainc.com and is attached to this Proxy Statement as Exhibit B. Specifically, we:

•	Review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and review and approve the level of compensation, including base salary, bonus, equity compensation, and any other benefits to be provided to the Chief Executive Officer based on this evaluation;

•	Review, make recommendations to the Board regarding, and approve, as appropriate, compensation for executive officers other than the Chief Executive Officer;

•	Review, make recommendations to the Board regarding, and approve, as appropriate, general compensation goals and guidelines for the company’s employees;

•	Review, make recommendations to the Board regarding, and approve, as appropriate, the compensation policy for the non-employee directors of the company; and

•	Act as the administrator and administer, within the authority delegated by the Board, the company’s incentive compensation and equity-based plans.

What is the Compensation Committee’s philosophy of executive compensation?

We believe that executive officers and other key employees should have a significant stake in the company’s stock performance and that compensation programs should link executive compensation to shareholder value. For this reason, we strive to ensure that the company’s executive officer compensation programs are designed to enable the company to attract, retain, motivate and reward highly qualified executive officers while maintaining strong and direct links between executive pay, individual performance, the company’s financial performance and shareholder returns.

Do we compare the company’s compensation practices to those of other companies?

Yes. We believe that the compensation practices of many different companies within the retail industry are relevant to establishing the company’s compensation programs and executive compensation for each year. Specifically, we strive to ensure that the company’s compensation programs and executive compensation are competitive, taking into account pay practices at other companies considered by us to be comparable each year, based on industry, revenues and other factors. We refer to these companies collectively as “comparable companies.” For fiscal 2003, we used over 40 specialty retail companies as the comparable companies. In addition, the company utilizes an independent executive compensation consultant hired by management for the purpose of meeting with us to provide information on the competitiveness of the company’s compensation programs.

What are the components of executive compensation?

We consider three major elements in our compensation program: (i) base salary; (ii) annual incentive opportunities; and (iii) long-term incentives.

How are base salaries determined?

We expect and confirm that the company’s executive officers’ base salaries fall within the third quartile (i.e., the top 50th to 75th percentile) of comparable companies, adjusting, as appropriate, to reflect differences in each particular executive officer’s responsibilities, experience and individual contributions to the company’s success. We review and set the company’s executive officers’ base salaries, including those of the named executive officers, on an annual basis. This review occurred in April 2003 to confirm appropriate base salaries for fiscal 2003. For all new executives who joined the company after the April 2003 review, we reviewed and approved base salaries in connection with their hire.

How are annual incentives determined?

The company promotes outstanding performance by rewarding executive officers for achieving specific performance objectives with an annual cash bonus. The company pays bonuses only when the company exceeds a specific corporate earnings objective as established by us in the first quarter of each fiscal year. Bonuses to executive officers are based on the company’s performance and on each executive officer’s individual performance. The executive officers’ base salaries and the bonus target together place annual cash compensation within the third quartile of comparable companies.

What are the criteria considered in awarding annual incentives?

Key performance criteria for evaluating executive officers include business and financial objectives, and people and organizational goals, as well as other relevant factors as determined by us with input from the company’s senior management. These criteria change from year to year. In the first quarter of each fiscal

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year, we review a performance report that summarizes management’s view regarding whether, and to what extent, the key performance criteria were attained. The performance report also discusses any other significant but unforeseen factors that may have positively or negatively affected the company’s performance.

We verify the company’s actual earnings for each performance period, review management’s recommendation for the resulting aggregate bonus awards and approve the aggregate amount. We also review and approve the individual recommendations for the company’s executive officers. The company’s Chief Executive Officer approves the recommendations for all other eligible employees below the executive officer level.

Based on the company’s performance in fiscal 2003 and certain brand-specific metrics, incentive bonuses were or will be paid to the named executive officers as follows:

Mr. Lester	$731,300
Mr. Mueller	$731,300
Ms. Alber	$258,800
Mr. Connolly	$193,000
Mr. Cowell	$193,000

How is long-term incentive compensation determined?

The third component of the company’s executive compensation program consists of annual stock option grants. We continue to believe that stock option grants are important for motivating executive officers and other employees to increase shareholder value over the long term. We granted stock options to certain of the named executive officers in fiscal 2003. We believe that stock option grants to executive officers reflect competitive practices at comparable companies and the company’s assessment of individual contributions.

Under the company’s existing stock option plans, the exercise price of all stock options is not less than 100% of the fair market value of the stock on the date of the option grant or not less than 110% of such fair market value for an incentive stock option granted to a shareholder with greater than 10% of the voting power of all company stock. Options granted pursuant to the company’s stock option plans generally vest in five equal annual installments. It is the company’s policy not to reprice stock options in the event that the fair market value of the common stock falls below the exercise price of the stock options and not to engage in a stock option exchange program.

How is the Chief Executive Officer compensated?

We determined Edward A. Mueller’s compensation package based, in part, on (i) a review of the compensation paid to chief executive officers of comparable companies, (ii) the compensation packages historically paid to the company’s Chief Executive Officer, and (iii) our general compensation philosophy as described above. Mr. Mueller’s compensation package for fiscal 2003 included a salary of $975,000, a bonus of $731,300 and reimbursement of $189,110 for Mr. Mueller’s relocation expenses. The bonus portion of Mr. Mueller’s compensation was based on a formula linked to the company’s earnings performance and Mr. Mueller’s individual performance. Mr. Mueller receives no additional material compensation or benefits not provided to all executives.

How does the Compensation Committee address Internal Revenue Code Section 162(m)?

Internal Revenue Code Section 162(m) could, depending on future compensation levels, limit the company’s ability to deduct compensation in excess of $1,000,000 paid to certain executive officers. Exceptions to this deductibility limit may be made for various forms of “performance-based” compensation. Based on fiscal 2003 compensation levels, no such limits on the deductibility of compensation were applicable for any officer. We have not adopted a policy specifically prohibiting compensation at a level that would limit deductions. While we cannot predict how the deductibility limit may impact the company’s compensation program in future years, we intend to maintain an approach to executive compensation that strongly links pay to performance.

Who prepared this report?

Members of the Compensation Committee at the end of fiscal 2003, Adrian D.P. Bellamy, Jeanne P. Jackson and Richard T. Robertson, prepared this report.

Nominations and Corporate Governance Committee Report

Who serves on the Nominations and Corporate Governance Committee?

From February 2, 2003 to April 2, 2003, the Nominations and Corporate Governance Committee consisted of Michael R. Lynch, Adrian D.P. Bellamy and W. Howard Lester. Mr. Lester resigned from the Nominations and Corporate Governance Committee on April 2, 2003. From such time until the present, the Nominations and Corporate Governance Committee consisted of Mr. Lynch and Mr. Bellamy. Mr. Lynch serves as Chairman of the Nominations and Corporate Governance Committee. The Board has determined that each current member of the Nominations and Corporate Governance Committee is independent under the NYSE rules, as currently in effect. Each current member of the Nominations and Corporate Governance Committee is a non-employee director.

What is the role of the Nominations and Corporate Governance Committee?

Our role is detailed in the Nominations and Corporate Governance Committee Charter, which was amended and restated by the Board on March 16, 2004. The Nominations and Corporate Governance Committee Charter is available on the company’s website at www.williams-sonomainc.com and is attached to this Proxy Statement as Exhibit C. Specifically, we:

•	Periodically review and recommend to the Board suitable revisions to the corporate governance guidelines applicable to the company;

•	Annually consider and review with the Board criteria for selecting new director candidates, identify individuals qualified to become Board members and periodically assist in screening and evaluating director candidates;

•	Consider director nominations from shareholders; and

•	Annually evaluate the performance of the company’s Chief Executive Officer and oversee the evaluation of the performance of the company’s management and the Board.

Does the Nominations and Corporate Governance Committee have a policy with regard to the consideration of director candidates recommended by shareholders?

We adopted a Shareholder Recommendations Policy on March 16, 2004. It is our policy to consider recommendations for candidates to the Board from shareholders holding no less than 500 shares of the company’s common stock continuously for at least six months prior to the date of the submission of the recommendation.

What are the procedures to be followed by shareholders in submitting recommendations of director candidates to the Nominations and Corporate Governance Committee?

The Nominations and Corporate Governance Committee will consider suggestions from shareholders regarding possible director candidates for election at next year’s Annual Meeting. A shareholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to Williams-Sonoma, Inc., Attention: Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. The recommendation must include (i) the candidate’s name, home and business contact information, (ii) detailed biographical data and qualifications of the candidate, (iii) information regarding any relationships between the candidate and the company within the last three years, (iv) evidence of the

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recommending person’s ownership of company common stock, (v) a statement from the recommending shareholder in support of the candidate, and (vi) a written indication by the candidate of his or her willingness to serve if elected. A shareholder that desires to recommend a person directly for election to the Board at the company’s Annual Meeting must also meet the deadlines and other requirements set forth in Rule 14a-8 of the Securities Exchange Act of 1934 and the company’s Restated Bylaws, each of which are described in the “Shareholder Proposals” section of this Proxy Statement.

Each director nominated in this Proxy Statement was recommended for election to the Board by the Nominations and Corporate Governance Committee. The Board did not receive any notice of a director nominee recommendation from any shareholder in connection with this Proxy Statement.

What are the criteria and process of the Nominations and Corporate Governance Committee for identifying and evaluating nominees for the Board?

Our criteria and process for evaluating and identifying the candidates that we select, or recommend to the Board for selection, as director nominees are as follows:

•	We regularly review the current composition and size of the Board;

•	We evaluate the performance of the Board as a whole and evaluate the performance and qualifications of individual members of the Board eligible for re-election at the Annual Meeting;

•	We review the qualifications of any candidates who have been properly recommended by the shareholders, as well as those candidates who have been identified by management, individual members of the Board or, if we permit, a search firm. Such review may, in our discretion, include a review solely of information provided to us or also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that we deem proper;

•	In evaluating the qualifications of candidates for the Board, we consider many factors, including, issues of character, judgment, independence, diversity, financial expertise, industry experience, diversity of experience, other commitments and the like. We evaluate such factors, among others, and do not assign any particular weight or priority to any of these factors. We consider each individual candidate in the context of the current perceived needs of the Board as a whole. While we have not established specific minimum qualifications for director candidates, we believe that candidates and nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board, and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members;

•	In evaluating and identifying candidates, we have the sole authority to retain and terminate any third party search firm that is used to identify director candidates and the sole authority to approve the fees and retention terms of any search firm;

•	After such review and consideration, we select, or recommend that the Board select, the slate of director nominees; and

•	We endeavor to notify, or cause to be notified, all director candidates of the decision as to whether to nominate such individual for election to the Board.

There are no differences in the manner in which the Nominations and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder, management or a search firm. We currently do not pay any third party to identify or assist in identifying or evaluating potential nominees.

How did we perform our responsibilities in fiscal 2003?

The Nominations and Corporate Governance Committee held a total of two meetings during fiscal 2003. During fiscal 2003, we did the following, among other things:

•	Reviewed and discussed with company management applicable changes in corporate governance requirements under federal and state securities laws, the Sarbanes-Oxley Act of 2002, and the NYSE listing standards, as well as the company’s compliance with such requirements;

•	Assisted in the review of the qualifications of new Board members Jeanne P. Jackson and Sanjiv Ahuja;

•	Evaluated the composition of and recommended assignments for the committees of the Board;

•	Considered and reported to the Board on to the desirability of identifying additional independent Board members; and

•	Considered and recommended to the Board the submission to shareholders of the director nominees described in this Proxy Statement.

Who prepared this report?

Members of the Nominations and Corporate Governance Committee at the end of fiscal 2003, Michael R. Lynch and Adrian D.P. Bellamy, prepared this report.

Audit Committee Report

Who serves on the Audit Committee?

The Audit Committee consisted of Michael R. Lynch and Heather M. Reisman from February 3, 2003 to February 10, 2003. On February 10, 2003, Mr. Lynch was elected Chairman of the Audit Committee to fill the position vacated by Edward A. Mueller upon Mr. Mueller’s election as the company’s Chief Executive Officer on January 13, 2003. Adrian D.P. Bellamy was elected to the Audit Committee on February 11, 2003. Ms. Reisman resigned from the Audit Committee on May 28, 2003. Jeanne P. Jackson was elected to the Audit Committee on May 28, 2003. From such time until the present, the Audit Committee consisted of Mr. Lynch, Mr. Bellamy and Ms. Jackson. The Board has determined that each member of the Audit Committee is, or was during his or her membership, independent under the NYSE rules, as currently in effect, and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that each Audit Committee member is “financially literate,” as described in the NYSE rules. While the Board believes that the members of the Audit Committee appropriately satisfy their responsibilities set forth in the Audit Committee Charter, the Board has determined that the Audit Committee does not currently have a member who qualifies as a “financial expert” as defined under SEC rules approved in 2003. Therefore, the Board has determined to add an additional independent director who will serve on the Audit Committee and qualify as a “financial expert.”

What is the role of the Audit Committee?

Our role is detailed in the Audit Committee Charter, which was amended and restated by the Board of Directors on March 30, 2004. The Audit Committee Charter is available on the company’s website at www.williams-sonomainc.com and is attached to this Proxy Statement as Exhibit D. Specifically, we:

•	Serve as an independent and objective party to monitor the company’s financial reporting process and internal control system;

•	Review and appraise the audit efforts of the company’s independent auditor and internal audit department, including obtaining and reviewing a report from the company’s independent auditor at least annually regarding the adequacy of internal controls, among other things; and

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•	Provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board.

How do we meet our responsibilities?

We perform the following functions:

•	Monitor the integrity of the company’s financial reports, earnings press releases, sales releases, guidance releases and other company financial information;

•	Appoint and/or replace the independent auditors, pre-approve all audit and non-audit services of the independent auditors and assess their qualifications and independence;

•	Review the performance of the company’s internal audit function, the company’s auditing, accounting and financial reporting procedures and the company’s independent auditors;

•	Monitor the company’s compliance with legal and regulatory requirements;

•	Monitor the company’s system of internal controls; and

•	Retain independent legal, accounting or other advisors when necessary and appropriate.

How did we perform our responsibilities in fiscal 2003?

The Audit Committee held a total of eight meetings during fiscal 2003. During fiscal 2003, we took the following actions, among other things:

•	Reviewed and discussed the company’s audited financial statements for fiscal 2003 with management and Deloitte;

•	Reviewed and discussed the company’s periodic filings on Forms 10-K and 10-Q with management and Deloitte;

•	Reviewed and discussed all company earnings press releases, sales releases and guidance releases with management;

•	Met with Deloitte, with and without management present, to discuss the overall quality of the internal and external audit process and the financial reporting process; and

•	Confirmed Deloitte’s independence from the company and management based on the following: (i) our confirmation that no member of Deloitte’s audit team is or has been employed by the company in a financial reporting oversight role; and (ii) our review of audit and non-audit fees and the written disclosures and letter from Deloitte as required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”), as modified and supplemented.

What matters did we discuss with Deloitte?

During fiscal 2003, we discussed the following, among other things, with Deloitte:

•	Deloitte’s responsibilities in connection with the audit of the company’s financial statements and matters relating to Deloitte’s independence;

•	Any significant issues arising during the audit and any other matters relating to the conduct of the audit of the company’s financial statements; and

•	Matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (“Communications with Audit Committees”), including the quality of the company’s accounting principles, the soundness of significant judgments and the clarity of disclosures in the company’s financial statements.

What is our policy regarding pre-approval of audit and non-audit services performed by Deloitte?

All services, whether audit or non-audit services, performed by Deloitte must be pre-approved by us or a designated member of our committee, whose decisions must be reported to us at our next meeting. Pre-approval must be obtained before Deloitte performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as “annual audit services” or “tax consulting services.” A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved by the committee in accordance with these procedures before performance begins.

Did we review the fees billed by Deloitte for fiscal 2003?

Yes, we reviewed and discussed the fees billed by Deloitte for services in fiscal 2003, which are described in detail below. We determined that the provision of non-audit services was compatible with Deloitte’s independence.

Did we review the company’s audited financial statements for fiscal 2003?

Yes, we reviewed and discussed the company’s audited financial statements for fiscal 2003, and we recommended to the Board that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for fiscal 2003 for filing with the SEC.

Who prepared this report?

Members of the Audit Committee at the end of fiscal 2003, Michael R. Lynch, Adrian D.P. Bellamy and Jeanne P. Jackson, prepared this report.

AUDIT AND RELATED FEES

During fiscal 2003 and 2002, Deloitte did not perform any prohibited non-audit services for us, including financial and systems design and implementation.

Audit fees

Deloitte billed approximately $483,200 for fiscal 2003 and $447,500 for fiscal 2002 for professional services to audit our consolidated financial statements included in our Annual Report on Form 10-K and to review our condensed, consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Audit-related fees

Deloitte billed approximately $88,490 for fiscal 2003 and $212,600 for fiscal 2002 for audit related services. Audit-related services included: (i) the audit of our 401(k) plan; (ii) consultation on various accounting matters; (iii) consultation on our internal controls; and (iv) assistance with our readiness under Section 404 of the Sarbanes-Oxley Act of 2002.

Tax fees

Deloitte billed a total of $117,264 for fiscal 2003 and $145,900 for fiscal 2002 for tax services. Tax services included: (i) $20,070 for fiscal 2003 and $18,500 for fiscal 2002 for tax compliance services, which included consultation for the preparation of our federal, state and local tax returns; (ii) $0 for fiscal 2003 and fiscal 2002 for tax preparation services; (iii) $35,194 for fiscal 2003 and $99,800 for fiscal 2002 for tax consulting services, which included consultation on transfer pricing and other international tax consulting for both years; and (iv) $62,000 for fiscal 2003 and $27,600 for fiscal 2002 for tax software license fees.

All other fees

Deloitte billed $0 for fiscal 2003 and fiscal 2002 for all other services.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal 2003, we employed Kirk Lester as a financial analyst for special projects. Kirk Lester is the son of our Chairman, W. Howard Lester. Kirk Lester earned $27,606, and received standard employee benefits, for his services during the year.

Our related party lease transactions include an operating lease entered into in July 1983 for a distribution facility in Memphis, Tennessee. The lessor is a general partnership (“Partnership 1”) comprised of W. Howard Lester, Chairman of the Board of Directors and a significant shareholder of ours, and James A. McMahan, a Director Emeritus and significant shareholder of ours. Partnership 1 does not have operations separate from the leasing of this distribution facility to us and does not have lease agreements with any unrelated third parties.

Partnership 1 financed the construction of this distribution facility through the sale of a total of $9,200,000 of Industrial Development Bonds in 1983 and 1985. Annual principal payments and monthly interest payments are required through maturity in December 2010. The Partnership 1 Industrial Development Bonds are collateralized by the distribution facility and the individual partners guarantee the bond repayments. As of February 1, 2004, $2,785,000 was outstanding under the Partnership 1 Industrial Development Bonds.

The operating lease for this distribution facility requires us to pay annual rent of $618,000 plus interest on the bonds calculated at a variable rate determined monthly (2.1% in February 2004), applicable taxes, insurance and maintenance expenses. Although the current term of the lease expires in August 2004, we are obligated to renew the operating lease until these bonds are fully repaid.

Our other related party lease transaction includes an operating lease entered into in August 1990 for another distribution facility that is adjoined to the Partnership 1 facility in Memphis, Tennessee. The lessor is a general partnership (“Partnership 2”) comprised of W. Howard Lester, James A. McMahan and two unrelated parties. Partnership 2 does not have operations separate from the leasing of this distribution facility to us and does not have lease agreements with any unrelated third parties.

Partnership 2 financed the construction of this distribution facility and related addition through the sale of a total of $24,000,000 of Industrial Development Bonds in 1990 and 1994. Quarterly interest and annual principal payments are required through maturity in August 2015. The Partnership 2 Industrial Development Bonds are collateralized by the distribution facility and require us to maintain certain financial covenants. As of February 1, 2004, $15,438,000 was outstanding under the Partnership 2 Industrial Development Bonds.

The operating lease for this distribution facility requires us to pay annual rent of approximately $2,600,000, plus applicable taxes, insurance and maintenance expenses. This operating lease has a term of 15 years expiring in August 2006, with three optional five-year renewal periods. We are, however, obligated to renew the lease until the bonds are fully repaid.

As of February 1, 2004, the Company adopted Financial Accounting Standards Board Interpretation No. 46R (“FIN 46R”), “Consolidation of Variable Interest Entities.” FIN 46R requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. We determined that the two partnerships described above qualify as variable interest entities under FIN 46R due to their related party relationship and our obligation to renew the leases until the bonds are fully repaid. Accordingly, the two related party variable interest entity partnerships from which we lease our Memphis-based distribution facilities were consolidated by us as of February 1, 2004. The consolidation resulted in increases to our consolidated balance sheet of $19,512,000 in assets (primarily buildings), $18,223,000 in long-term debt, and $1,289,000 in other long-term liabilities, with no cumulative effect charge to our fiscal 2003 consolidated statement of earnings. Consolidation of these partnerships will not have an impact on our net income.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our stock with the SEC. Based on their filings with the SEC and information provided to us by them, we believe that during fiscal 2003, our directors, officers and more than 10% shareholders complied with all Section 16(a) filing requirements, except that Ms. Alber, Mr. Cowell, Mr. Connolly, Ms. Isralsky and Ms. McCollam each filed a Form 4 reporting an option grant in connection with our executive compensation program late.

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SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

This table sets forth information regarding the ownership of our common stock, as of March 29, 2004, by:

•	each person known to us to own more than 5% of our outstanding common stock;

•	each director nominee;

•	the named executive officers; and

•	all current executive officers and directors as a group.

Unless otherwise noted, the persons listed below have sole voting and investment power. In addition, unless otherwise noted, the address of each shareholder noted in the following table is c/o Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109. Each director and executive officer furnished the information as to his or her ownership of common stock as of March 29, 2004. Information regarding institutional holders is derived from the most recently available 13-G filings. The options to purchase our stock listed below are currently exercisable or are exercisable within 60 days of March 29, 2004.

		Amount and Nature of			Percent of
Name and Address of Beneficial Owner	Position with Company	Beneficial Ownership		Options	Class(1)

James A. McMahan	Director Emeritus	11,350,400		84,000	9.9%
2237 Colby Avenue
Los Angeles, CA 90064
W. Howard Lester	Chairman	7,134,411	(2)	1,460,000	7.3%
Patrick J. Connolly	Executive Vice President,	778,786	(3)	708,000	1.3%
	Chief Marketing Officer
	and Director
Laura J. Alber	President,	7,625	(4)	285,400	*
	Pottery Barn Brands
Edward A. Mueller	Chief Executive Officer	—		290,000	*
	and Director
Patrick Cowell	President,	1,670	(5)	169,000	*
	Williams-Sonoma Brand
Adrian D.P. Bellamy	Director	20,568		142,500	*
Richard T. Robertson	Director	4,400	(6)	79,500	*
Michael R. Lynch	Director	—		79,500	*
Jeanne P. Jackson	Director	—		13,500	*
Sanjiv Ahuja	Director	—		—	*
All current executive officers and directors as a group (16 persons)	—	7,956,495	(7)	3,544,160	9.6%

*	Less than 1%.

(1)	Assumes exercise of stock options currently exercisable or exercisable within 60 days of March 29, 2004 by the named individual or entity into shares of our common stock. Based on 115,927,858 shares outstanding as of March 29, 2004.

(2)	Mr. Lester owns $1,166,284 in the Williams-Sonoma, Inc. Stock Fund under the Williams-Sonoma, Inc. Associate Stock Incentive Plan, a 401(k) plan, as of March 29, 2004. The number of shares listed above includes 34,353 shares held in the Williams-Sonoma, Inc. Stock Fund. This number was calculated by dividing the amount owned in the Williams-Sonoma, Inc. Stock Fund by $33.95, the closing price of Williams-Sonoma, Inc. common stock on March 29, 2004. Mr. Lester is fully vested in the Williams-Sonoma, Inc. Stock Fund.

(3)	Mr. Connolly owns $878,287 in the Williams-Sonoma, Inc. Stock Fund under the Williams-Sonoma, Inc. Associate Stock Incentive Plan, a 401(k) plan, as of March 29, 2004. The number of shares listed above includes 25,870 shares held in the Williams-Sonoma, Inc. Stock Fund. This number was calculated by dividing the amount owned in the Williams-Sonoma, Inc. Stock Fund by $33.95, the closing price of Williams-Sonoma, Inc. common stock on March 29, 2004. Mr. Connolly is fully vested in the Williams-Sonoma, Inc. Stock Fund. In addition, Mr. Connolly’s beneficial ownership includes 7,756 shares owned by a trust established for the benefit of Mr. Connolly’s children.

(4)	Ms. Alber owns $190,969 in the Williams-Sonoma, Inc. Stock Fund under the Williams-Sonoma, Inc. Associate Stock Incentive Plan, a 401(k) plan, as of March 29, 2004. The number of shares listed above includes 5,625 shares held in the Williams-Sonoma, Inc. Stock Fund. This number was calculated by dividing the amount owned in the Williams-Sonoma, Inc. Stock Fund by $33.95, the closing price of Williams-Sonoma, Inc. common stock on March 29, 2004. Ms. Alber is fully vested in the Williams-Sonoma, Inc. Stock Fund.

(5)	Mr. Cowell owns $53,947 in the Williams-Sonoma, Inc. Stock Fund under the Williams-Sonoma, Inc. Associate Stock Incentive Plan, a 401(k) plan, as of March 29, 2004. The number of shares listed above includes 1,589 shares held in the Williams-Sonoma, Inc. Stock Fund. This number was calculated by dividing the amount owned in the Williams-Sonoma, Inc. Stock Fund by $33.95, the closing price of Williams-Sonoma, Inc. common stock on March 29, 2004. Of the 1,589 shares, 454 are unvested and will fully vest by March 4, 2007.

(6)	Includes 4,400 shares owned by Mr. Robertson’s wife.

(7)	The directors and officers as a group own $2,585,394 in the Williams-Sonoma, Inc. Stock Fund under the Williams-Sonoma, Inc. Associate Stock Incentive Plan, a 401(k) plan, as of March 29, 2004. The number of shares listed above includes 76,153 shares held in the Williams-Sonoma, Inc. Stock Fund. This number was calculated by dividing the amount owned in the Williams-Sonoma, Inc. Stock Fund by $33.95, the closing price of Williams-Sonoma, Inc. common stock on March 29, 2004. Of the 76,153 shares, 1,169 are unvested and will fully vest by March 4, 2007.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding securities authorized for issuance under our equity compensation plans as of February 1, 2004:

			Number of securities
		Weighted average	remaining available for future
	Number of securities to	exercise price of	issuance under equity
	be issued upon exercise of	outstanding	compensation plans (excluding
	outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	10,047,396	$17.02	1,387,816
Equity compensation plans not approved by security holders(2)	1,732,262	14.01	554,683
Total	11,779,658	16.58	1,942,499

(1)	This reflects our 1993 and 2001 Stock Option Plans.
(2)	This reflects our 2000 Non-Qualified Stock Option Plan.

2000 Non-Qualified Stock Option Plan

In July 2000, our Compensation Committee approved the 2000 Non-Qualified Stock Option Plan, or the 2000 Plan. The 2000 Plan provides for the grant of non-qualified stock options to employees who are not officers or members of our Board, and persons who have accepted employment and actually become employees within 120 days of such acceptance. The plan administrator determines when options granted under the 2000 Plan may be exercised, except that no options may be exercised less than six months after grant, except in the case of the death or disability of the optionee. Options granted under the 2000 Plan have an exercise price equal to 100% of the fair market value of the shares underlying the option on the date of grant. The 2000 Plan permits options to be exercised with cash, check, certain other shares of our common stock, consideration received by us under “cashless exercise” programs or, if permitted by the plan administrator, promissory notes. In the event that we dissolve, liquidate, reorganize, merge or consolidate with one or more corporations as a result of which we are not the surviving corporation, or we sell substantially all of our assets or more than 80% of our then-outstanding stock, the 2000 Plan provides that the plan administrator will provide for one or more of the following: (i) each outstanding option will fully vest and become exercisable; (ii) the successor will assume or substitute for the options; (iii) the 2000 Plan will continue; and (iv) each outstanding option will be exchanged for a payment in cash or shares equal to the excess of the fair market value of our common stock over the exercise price. There are 3,000,000 shares of common stock reserved under the 2000 Plan, and 554,683 shares remain available for future issuance.

SHAREHOLDER PROPOSALS

How can shareholders submit a proposal for inclusion in our Proxy Statement for the 2005 Annual Meeting?

To be included in our Proxy Statement for the 2005 Annual Meeting, shareholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and be received by our Secretary no later than December 16, 2004.

How can shareholders submit proposals to be raised at the 2005 Annual Meeting that will not be included in our Proxy Statement for the 2005 Annual Meeting?

To be raised at the 2005 Annual Meeting, shareholder proposals must comply with our Restated Bylaws. Under our Restated Bylaws, a shareholder must give advance notice to our Secretary of any business, including nominations of directors for our Board, that the shareholder wishes to raise at our Annual

Meeting. To be timely, the notice must be received by our Secretary not less than 45 days or more than 75 days prior to the first anniversary of the date of the mailing of proxy materials for the preceding year’s Annual Meeting. Since this Proxy Statement is being mailed to you on or about April 15, 2004, shareholder proposals must be received by our Secretary between January 30, 2005 and March 1, 2005, in order to be raised at our 2005 Annual Meeting.

What if the date of the 2005 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, if the date of the 2005 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals must be received by us within a reasonable time before our solicitation is made to be included in our Proxy Statement.

Under our Restated Bylaws, if the date of the 2005 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals to be brought before the 2005 Annual Meeting must be delivered not later than the close of business on the later of the 90th day prior to the 2005 Annual Meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by us.

What if the number of directors to be elected to our Board is increased?

In the event that the number of directors to be elected to our Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 55 days prior to the anniversary date of this year’s Annual Meeting, or March 25, 2005, a notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered no later than the close of business on the 10th day following the day on which we first make such public announcement.

Does a shareholder proposal require specific information?

With respect to a shareholder’s nomination of a candidate for our Board, the shareholder notice to the Secretary must contain certain information as set forth in our Restated Bylaws and our Nominations and Corporate Governance Committee Report about both the nominee and the shareholder making the nomination. With respect to any other business that the shareholder proposes, the shareholder notice must contain a brief description of such business and the reasons for conducting such business at the meeting, as well as certain other information as set forth in our Restated Bylaws.

What happens if we do not receive any shareholder proposals within the timeframes described above?

If we do not have notice of a matter to come before the 2005 Annual Meeting in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before the Annual Meeting. If such matter is brought before the Annual Meeting then our proxy card for such meeting will confer upon our proxy holders discretionary authority to vote on such matter.

Where should shareholder proposals be sent?

Shareholder proposals should be sent to: Secretary, Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109.

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PERFORMANCE GRAPH

This graph compares the cumulative total shareholder return for our common stock with those for the CRSP Index for the NYSE and the CRSP Index for the NASDAQ Retail Trade Stocks, our peer index group. Our peer group includes over 150 companies. The cumulative total return listed below assumed an initial investment of $100 and reinvestment of dividends. The graph shows historical stock price performance, including reinvestment of dividends, and is not necessarily indicative of future performance.

Comparison of Five-Year Cumulative Total Returns of Williams-Sonoma, Inc.

CRSP* Index for the NYSE (U.S. Companies) and
CRSP Index for NASDAQ Retail Trade Stocks

■ Williams-Sonoma, Inc.

« NYSE Stock Market
▲ NASDAQ Retail Trade

	1/31/99	1/30/00	1/28/01	2/03/02	2/02/03	2/01/04

Williams-Sonoma, Inc.	100.0	90.8	73.3	129.1	136.5	185.1

NYSE Stock Market	100.0	101.9	112.6	102.1	83.1	111.3

NASDAQ Retail Trade	100.0	80.1	58.7	73.4	59.7	87.6

Notes:

A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	The indices are reweighted daily, using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.	The index level for all series was set to $100.00 on 1/31/99.

*	Center for Research in Security Prices, University of Chicago Graduate School of Business.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K, including the financial statements for fiscal 2003 as filed with the SEC, is available at our website at www.williams-sonomainc.com and upon written request and without charge to any shareholder by writing to: Secretary, Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109.

San Francisco, California

April 15, 2004

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EXHIBIT A

Williams-Sonoma, Inc.

2001 Long-Term Incentive Plan

amending and restating the 2001 Stock Option Plan effective as of May 19, 2004

SECTION 1.

PURPOSES AND DEFINITIONS

(a) Purposes. The purposes of the Plan are (i) to attract, retain and incent talented personnel with respect to positions of substantial responsibility at the Company and any Subsidiary; and (ii) to enable the officers, key employees and Non-employee Directors, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

(b) Effect of Amendment and Restatement. The Plan, as hereby amended and restated, applies to Awards made on or after the Effective Date. With respect to Awards made prior to the Effective Date, the 2004 amendment and restatement of the Plan only applies to the extent that it (i) does not impair the rights of an optionee, unless otherwise agreed in writing by any such optionee and the Company, and (ii) does not enlarge the rights of an optionee to the extent such enlargement would disqualify an outstanding Incentive Stock Option or give rise to a compensation expense for financial accounting purposes.

(c) Definitions. The following terms are defined as set forth below:

“Administrator” means the Committee described in Section 2.

“Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Deferred Stock Awards.

“Award Agreement” means a written agreement between the Company and the recipient of an Award specifying the terms and conditions of the Award. Each Award Agreement is subject to the terms and conditions of this Plan.

“Awarded Stock” means the Common Stock subject to an Award.

“Board” means the Board of Directors of the Company.

“Cash Position” means the Company’s level of cash and cash equivalents.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor tax code, along with related rules and regulations.

“Committee” means the Committee of the Board referred to in Section 2.

“Company” means Williams-Sonoma, Inc., a California corporation, and any successor thereto.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

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“Deferred Stock Award” means an Award granted pursuant to Section 7.

“Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

“Effective Date” means the date of the Company’s 2004 annual shareholders meeting.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, as of any date, the closing sales price for a share of Stock (or the closing bid, if no sales are reported) as quoted on the New York Stock Exchange on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable, or, if the shares of Stock cease to be traded on the New York Stock Exchange, the value which the Administrator determines most closely reflects the fair market value of the shares.

“Fiscal Year” means a fiscal year of the Company.

“Incentive Stock Option” means any Stock Option that is intended to qualify as, and is designated in writing in the related Option Award agreement as intending to constitute, an “incentive stock option” as defined in Section 422 of the Code.

“Net Income” means as to any Fiscal Year, the income after taxes of the Company or a business unit for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

“Non-employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

“Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award granted under the Plan.

“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Return on Assets, (h) Return on Equity, (i) Return on Sales, and (j) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award.

“Plan” means this 2001 Long-Term Incentive Plan, as amended and restated on the Effective Date.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

“Return on Equity” means the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with generally accepted accounting principles.

“Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, and any future regulation amending, supplementing or superseding such regulation.

“Stock” means the common stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5 or previously granted under this Plan prior to its 2004 amendment and restatement.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a share of Stock.

SECTION 2.

ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT

PARTICIPANTS AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by a committee of not fewer than two (2) Non-employee Directors (the “Administrator”). To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act, or any successor definition. To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, each member of the Committee shall also be an “outside director” within the meaning of Section 162(m) of the Code and the regulations (including temporary and proposed regulations) promulgated thereunder. In addition, each member of the Committee shall meet the then applicable requirements and criteria of the New York Stock Exchange (or other market on which the Stock then trades) for qualification as an “independent director.”

(b) Delegation by the Administrator. The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to two or more Directors of the Company; provided, however, that the Administrator may not delegate its authority and powers (a) with respect to any person who, with respect to the Stock, is subject to Section 16 of the Exchange Act, or (b) in any way which would jeopardize the Plan’s qualification under Applicable Laws.

(c) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Deferred Stock Awards, or any combination of the foregoing, granted to any one or more Participants;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, consistent with the terms of the Plan, of any Award, which terms and conditions may differ among

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individual Awards and Participants, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(iii), to extend at any time the post-termination period in which Stock Options may be exercised;

(vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting deemed interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals;

(viii) to develop, approve and utilize forms of notices, Award Agreements and similar materials for administration and operation of the Plan; and

(ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as the Administrator shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems necessary or advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final and binding on all persons, including the Company and Plan Participants.

SECTION 3.

STOCK ISSUABLE UNDER THE PLAN; TERM OF PLAN;

RECAPITALIZATIONS; MERGERS; SUBSTITUTE AWARDS

(a) Stock Issuable. Subject to the provisions of Section 3(c), 8,500,000 shares of Stock are reserved and available for issuance under the Plan provided, however, that in no event shall more than 30% of the Stock remaining issuable under the Plan as of the date of obtaining shareholder approval in 2004 be granted pursuant to Awards with an exercise price or purchase price that is less than 100% of Fair Market Value on the date of grant. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. If any portion of an Award is forfeited, cancelled, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan.

(b) Term of Plan. No Awards shall be made more than ten (10) years after the date upon which the Board approved the amended and restated Plan in 2004. Notwithstanding the foregoing, Stock Options granted hereunder may, except as otherwise expressly provided herein, be exercisable for up to ten (10) years after the date they become exercisable.

(c) Impact of Transactions. Subject to the provisions of Section 13, if, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator may make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Awards that can be granted to any one individual Participant in any calendar year, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute Awards be granted with such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4.

ELIGIBILITY

Those persons eligible to participate in the Plan shall be officers, employees and Non-employee Directors of the Company, its Parent and any Subsidiaries. Selection of Participants shall be made from time to time by the Administrator, in its sole discretion.

SECTION 5.

STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company, its Parent or any Subsidiary. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be a Non-Qualified Stock Option.

(a) Stock Option Grants. The Administrator, in its discretion, may grant Stock Options to eligible officers and key employees of the Company, its Parent or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and each Stock Option Award Agreement shall contain such additional terms and conditions, consistent with the terms of the Plan, as the Administrator deems desirable.

(i) Exercise Price. The exercise price per share shall be determined by the Administrator at the time of grant and set forth in an Award Agreement, but it shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. The exercise price for the Stock to be issued pursuant to an already granted Stock Option may not be lowered without the prior consent of the Company’s shareholders. This shall include, without limitation, a repricing of the Stock Option as well as a Stock Option exchange program whereby the Participant agrees to cancel an existing Stock Option in exchange for an Option or other Award.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator in an Award Agreement, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

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(iii) Exercisability; Rights of a Shareholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator in an Award Agreement; provided, however, that all Stock Options must be exercised within ten (10) years of the date they become exercisable or they shall automatically expire. The Administrator may, at any time, accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. To the extent permitted by Applicable Law, payment of the purchase price may be made by one or more of the following methods to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that the payment method described in this Section 5(a)(iv)(C) shall not be available to an optionee who is subject to the reporting and other provisions of Section 16 of the Exchange Act unless the optionee and the broker comply with such procedures and enter into such agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(D) By a net exercise procedure.

The actual or constructive delivery of certificates (as described in Section 14(b)) representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or Applicable Laws.

(b) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year in excess of $100,000, it shall constitute a Non-Qualified Stock Option.

(c) Non-Transferability of Options. Except as otherwise set forth in the following sentence, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, an optionee may transfer his or her Non-Qualified Stock Options, without consideration for the transfer, to members of his or her family or to trusts for the benefit of such family members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 11 below, in writing after the Award Agreement is issued, an optionee’s rights in all Stock Options shall automatically terminate ninety (90) days following optionee’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason. Notwithstanding the foregoing, if an optionee ceases to be employed by the Company and the Company’s Subsidiaries by reason of his or her death, or if the employee dies within the thirty (30) day period after the employee ceases to be employed by the Company and the Company’s Subsidiaries, any

Stock Options of such optionee may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the Stock Options by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Options or one hundred eighty (180) days from the date of such optionee’s death. Additionally, if an optionee ceases to be employed by the Company and the Company’s Subsidiaries by reason of his or her Disability, he or she shall have the right to exercise any Stock Options held by the optionee on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Stock Options or one hundred eighty (180) days from the date of the termination of the optionee’s employment.

(e) 162(m) Limits. A Participant can receive no more than one million shares of Stock covered by Stock Options during any one calendar year, subject to adjustment under Section 3(c).

(f) Notice to Company of Disqualifying Disposition. Each employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A “Disqualifying Disposition” is any disposition (including any sale) of such Stock before the later of:

(i) two years after the date the employee was granted the Incentive Stock Option, or

(ii) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

SECTION 6.

RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). A Restricted Stock Award can be made without any required payment, upon payment of par value or upon any other such payment, all as determined by the Administrator in its discretion and in compliance with Applicable Law. Conditions may be based on continuing employment (or service as a Non-employee Director) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the Participant executing the Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Participants.

(b) Rights as a Shareholder. Upon execution of the Restricted Stock Award Agreement and paying any applicable purchase price, a Participant shall have the rights of a shareholder with respect to the voting of the Restricted Stock, subject to such terms and conditions as may be contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, certificates (as described in Section 14(b)) evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the Participant may be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, if a Participant’s employment (or service as a Non-employee Director) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price (which may be zero), from the Participant or the Participant’s legal representative.

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(d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse, provided, however, that any Awards of Restricted Stock that vest solely on the basis of continuing employment (or service as a Non-employee Director) shall be subject to a period of vesting determined by the Administrator, subject, however, at the Administrator’s discretion, to accelerated vesting upon the achievement of specified performance goals. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, a Participant’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the Participant’s termination of employment (or service as a Non-employee Director) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

(e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or reinvestment (in the form of additional Restricted Stock) of dividends paid on the Restricted Stock.

(f) 162(m) Limit on Restricted Stock Awards. A Participant can receive grants covering no more than two hundred thousand shares of Restricted Stock during any one calendar year, subject to adjustment under Section 3(c).

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

SECTION 7.

DEFERRED STOCK AWARDS

(a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of a right to receive shares of Stock at the end of a specified deferral period. The Administrator in its sole discretion shall determine the persons to whom and the time or times at which Deferred Stock Awards will be made, the number of shares of Stock covered by any Deferred Stock Award, the duration of the period (the “Deferral Period”) prior to which the Stock will be delivered, and the restrictions and other conditions under which receipt of the Stock will be deferred and any other terms and conditions of the Deferred Stock Awards. The Administrator may condition a Deferred Stock Award upon the attainment of specified performance goals by the Participant or by the Company or a Subsidiary, including a division or department of the Company or a Subsidiary for or within which the Participant is primarily employed, or upon such other factors or criteria as the Administrator shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant. The Administrator may make Deferred Stock Awards independent of or in connection with the granting of any other Award under the Plan.

(b) Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions:

(1) Limitations on Transferability. Except as otherwise provided in an agreement with a Participant, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 7(b)(4), where applicable), the Administrator shall deliver Stock to the Participant for the shares of Stock covered by the Deferred Stock Award.

(2) Rights. Unless otherwise determined by the Administrator and the applicable Award Agreement with a Participant, cash dividends on the Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in an additional Deferred Stock Award with respect to the same class as the Stock on which such dividend was payable, and dividends on the Stock that is the subject of the Deferred Stock Award payable in Stock shall be awarded in the form of a Deferred Stock Award with respect to the same class as the Stock on which such dividend was payable.

(3) Acceleration and Waiver. Based on such factors or criteria as the Administrator may determine, the Administrator may provide in the Award Agreement for the lapse of restrictions, conditions or deferral limitations in installments and may accelerate the vesting of all or any part of any Deferred Stock Award and waive such remaining restrictions, conditions or deferral limitations for all or any part of such Deferred Stock Award.

(4) Election. A Participant may elect further to defer receipt of the shares of Stock payable under a Deferred Stock Award (or an installment thereof) for a specified period or until a specified event (an “Elective Deferral Period”), subject in each case to the Administrator’s approval and to such terms as are determined by the Administrator. Subject to any exceptions adopted by the Administrator, such election must be made at least one (1) year prior to completion of the Deferral Period for the Deferred Stock Award (or of the applicable installment thereof), and any such deferral that is effective after the vesting date of a Deferred Stock Award shall result in the Deferred Stock Award remaining subject to the claims of the Company’s general creditors until the distribution date.

(c) Rights as a Shareholder. A Participant receiving a Deferred Stock Award shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate (as described in Section 14(b)) evidencing the acquisition of shares of Stock under a Deferred Stock Award only upon satisfaction of all conditions specified in the Deferred Stock Award Agreement.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Deferred Stock Award Agreement or, subject to Section 11 below, in writing after the Deferred Stock Award Agreement is issued, a Participant’s rights in all Deferred Stock Awards shall automatically terminate upon the Participant’s termination of employment (or service as a Non-employee Director) with the Company and its Subsidiaries for any reason.

(e) 162(m) Limit on Deferred Stock Awards. A Participant can receive grants covering no more than two hundred thousand shares of Deferred Stock Awards during any one calendar year, subject to adjustment under Section 3(c).

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Deferred Stock Awards as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Deferred Stock Awards which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Deferred Stock Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

SECTION 8.

NON-EMPLOYEE DIRECTOR STOCK OPTION PROGRAM

Each person who is elected as a Non-employee Director shall be granted, on the date of his or her initial election and annually thereafter on the date of the annual shareholders meeting (so long as the Non-Employee Director has then been serving as such for at least three months), a Non-Qualified Stock

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Option to acquire such number of shares of Stock as may be determined by the Administrator with an exercise price per share for the Stock covered by such Stock Option at least equal to the Fair Market Value on the date as of which the Stock Option is granted. Such Stock Options shall become exercisable as may be determined by the Administrator. Stock Options granted under this Section 8 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

SECTION 9.

TAX WITHHOLDING

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by Applicable Law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver stock certificates to any Participant is subject to and conditioned on tax obligations being satisfied by the Participant.

(b) Payment in Stock. Subject to approval by the Administrator, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (ii) transferring to the Company shares of Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation.

SECTION 10.

TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 11.

AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan, and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s written consent. If and to the extent determined by the Administrator to be required by (a) the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or ensure that compensation earned under Awards granted under the Plan qualify as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, or

(b) the rules of the New York Stock Exchange, Plan amendments shall be subject to approval by the Company’s shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 11 shall limit the Board’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 12.

STATUS OF PLAN

Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 13.

MERGER & SIMILAR TRANSACTION PROVISIONS

In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation or dissolution of the Company or in the case of a corporate reorganization of the Company (in each case, a “Transaction”), the Board, or the board of directors of any corporation or other entity assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation or other entity (or an affiliate thereof), and/or (ii) upon written notice to the Participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all outstanding Awards shall vest 100% immediately prior to their termination. Moreover, in such event, all Awards, other than Options, shall be fully settled in cash, in kind or in some combination thereof, at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account any and all consideration payable per share of Stock pursuant to the Transaction (the “Transaction Price”) and all Stock Options shall be fully settled, in cash, in kind or in some combination thereof, in an amount equal to the difference between (A) the Transaction Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding Stock Options.

SECTION 14.

GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all Applicable Laws have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock (as described in Section 14(b) below) as it deems appropriate.

(b) Stock Certificates. To the extent the Company uses certificates to represent shares of Stock, certificates to be delivered to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

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Any reference in this Section 14(b) or elsewhere in the Plan to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-keeping and electronic delivery of shares of Stock or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any individual any right to continued employment or service as a director with the Company or any Subsidiary and shall not interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time, with or without cause or notice.

(d) Trading Policy Restrictions. Awards and related transactions under the Plan shall be subject to such Company insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

SECTION 15.

GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of California, applied without regard to conflict of law principles.

EXHIBIT B

WILLIAMS-SONOMA, INC.

COMPENSATION COMMITTEE CHARTER

(as adopted on March 16, 2004)

PURPOSE

       The purpose of the Compensation Committee of the Board of Directors of Williams-Sonoma, Inc. (the “Company”) is to: (i) assist the Board of Directors in discharging its responsibilities relating to oversight of the compensation of the Company’s Chief Executive Officer, other executive officers, and directors; (ii) administer the Company’s incentive compensation and other equity-based plans (the “Plans”) and make grants under them; and (iii) oversee the Company’s compensation policies, plans, and benefits programs generally. In addition, the Compensation Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribes.

COMPOSITION

       The Compensation Committee shall consist of not less than two (2) independent members of the Company’s Board of Directors. The members of the Compensation Committee are appointed by the Board of Directors upon the recommendation of the Nominations and Corporate Governance Committee and serve at the discretion of the Board of Directors. The Board of Directors shall designate one member of the Compensation Committee to serve as the chairperson.

       Members of the Compensation Committee must meet the following criteria:

•	Each member will be an independent director, as defined by: (i) the rules of the New York Stock Exchange; and (ii) the rules of the Securities and Exchange Commission (“SEC”).

•	Each member will be an “Outside Director” as such term is defined with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended.

•	Each member will be a “non-employee” director as defined under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

       Determinations as to whether a particular director satisfies the requirements for membership on the Compensation Committee shall be made by the Board of Directors.

RESPONSIBILITIES

       The responsibilities of the Compensation Committee shall include:

•	Reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and reviewing and approving the level of compensation, including base salary, bonus, equity compensation, and any other benefits to be provided to the Chief Executive Officer based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Compensation Committee shall consider such factors as the Company’s performance and relative shareholder return, the value of similar incentive awards given to Chief Executive Officers of comparable companies, and the awards given to the Company’s Chief Executive Officer in past years. Such review and approval shall be made without the presence of the Chief Executive Officer.

•	Reviewing, making recommendations to the Board of Directors regarding, and approving, as appropriate, compensation for executive officers other than the Chief Executive Officer.

•	Reviewing, making recommendations to the Board of Directors regarding, and approving, as appropriate, general compensation goals and guidelines for the Company’s employees.

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B-1

•	Reviewing, making recommendations to the Board of Directors regarding, and approving, as appropriate, the compensation policy for the non-employee directors of the Company.

•	Acting as the Administrator (as defined under each Plan) and administering, within the authority delegated by the Board of Directors, the Company’s Plans. In its administration of the Plans, the Compensation Committee may: (i) grant stock options or stock purchase rights to individuals eligible for such grants (including, to the extent relevant, grants to individuals subject to Section 16 of the Exchange Act in compliance with Rule 16b-3 promulgated thereunder); (ii) amend such stock options or stock purchase rights; and (iii) take all other actions permitted under the Plans. The Compensation Committee may delegate to two or more directors of the Company the authority to make grants and awards to any non-executive officer of the Company under such of the Plans as the Compensation Committee deems appropriate in accordance with the terms of such Plans. The Compensation Committee also shall review and make recommendations to the Board of Directors with respect to changes in the number of shares reserved for issuance under those Plans.

•	Preparing a compensation committee report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

•	As appropriate, obtaining advice and assistance from independent counsel or other advisors, including, without limitation, any compensation consultant to be used by the Company or the Compensation Committee in the evaluation of Chief Executive Officer, executive officer, other officer, employee or director compensation.

•	Conducting an annual evaluation of the Compensation Committee’s own performance.

MEETINGS

      The Compensation Committee shall meet as often as it determines, but not less frequently than two (2) times each year. The members of the Compensation Committee may invite the Chief Executive Officer or any other person to attend meetings as appropriate and consistent with this charter; provided, however, that the Chief Executive Officer may not be present during the voting on or deliberations regarding the Chief Executive Officer’s compensation.

MINUTES

      The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

      The Compensation Committee will report to the Board of Directors on a periodic basis and make such recommendations with respect to any of the above matters as the Compensation Committee deems necessary or appropriate.

COMPENSATION

      Members of the Compensation Committee shall receive such fees, if any, for their service as committee members as may be determined by the Board of Directors in its sole discretion. Fees may be paid in such form of consideration as is determined by the Board of Directors.

DELEGATION OF AUTHORITY

      The Compensation Committee may form and delegate authority to subcommittees when appropriate.

B-2

EXHIBIT C

WILLIAMS-SONOMA, INC.

NOMINATIONS AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(as amended and restated on March 16, 2004)

      The Nominations and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Williams-Sonoma, Inc. (the “Company”) acts on behalf of and with the concurrence of the Board with respect to matters relating to the composition and membership of the Board and the Board’s governance responsibilities.

COMPOSITION

      The Committee shall be comprised entirely of independent members of the Company’s Board. The exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. The members of the Committee shall be appointed by the Board. Committee members may be removed or replaced by the Board. The members of the Committee shall meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission.

COMMITTEE PURPOSE AND RESPONSIBILITIES

      The Committee’s primary purpose and responsibilities are to:

•	In consultation with the Chairman of the Board, periodically review and recommend to the Board suitable revisions to the Board’s guidelines on corporate governance, which are updated periodically.

•	Annually consider and review with the Board the appropriate skills and characteristics required of prospective Board members in light of the then-current composition of the Board.

•	Identify individuals qualified to become Board members, consistent with criteria approved by the Board.

•	Assist the Chairman of the Board and the Board in general with screening potential Board candidates, meet with potential Board candidates and, as appropriate, participate in the recruitment of potential Board members, consistent with the procedures prescribed by the Board’s guidelines on corporate governance.

•	As appropriate, use its sole authority to retain and terminate any search firm to be used to identify director candidates, including its sole authority to approve the search firm’s fees and other retention terms.

•	Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

•	Consider director nominees recommended and properly submitted by the Company’s shareholders in accordance with the Committee’s Shareholder Recommendations Policy.

•	Annually evaluate the performance of the Company’s Chief Executive Officer, annually oversee evaluation of the performance of the Board and the Company’s management and provide a report with respect to this performance to the members of the Board, together with recommended performance enhancements.

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C-1

•	Periodically assess the Board’s meeting schedule and evaluate the effectiveness of meeting agendas. Subsequently prepare recommendations to the Chairman of the Board regarding suggested modifications in the schedule of Board meetings and suggested topics to be covered at future meetings.

•	Conduct an annual performance evaluation of the Committee.

MEETINGS

       The Nominations and Corporate Governance Committee will set its own schedule and will meet periodically, but not less frequently than at least one (1) time each year. The members of the Committee may invite the Chief Executive Officer or any other person to attend meetings as appropriate and consistent with this charter.

MINUTES

       The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS

       The Committee will report to the Board on a periodic basis and make such recommendations with respect to any of the above matters as the Committee deems necessary or appropriate.

COMPENSATION

       Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Fees may be paid in such form of consideration as is determined by the Board.

DELEGATION OF AUTHORITY

       The Committee may form and delegate authority to subcommittees when appropriate.

C-2

EXHIBIT D

WILLIAMS-SONOMA, INC.

AUDIT COMMITTEE CHARTER

(as amended and restated March 30, 2004)

PURPOSE

       The primary function of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by: (1) monitoring the integrity of the financial reports and other financial information provided by Williams-Sonoma, Inc. (the “Company”) to any governing body or the public, (2) appointing and/or replacing the Company’s independent auditor and assessing the independent auditor’s qualifications and independence, (3) reviewing the performance of the Company’s internal audit function and independent auditors, and the Company’s auditing, accounting, and financial reporting processes in general, (4) monitoring the Company’s compliance with legal and regulatory requirements, and (5) monitoring the Company’s system of internal controls. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures, and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent auditor and internal audit department, including obtaining and reviewing a report from the Company’s independent auditor at least annually regarding the adequacy of internal controls, among other things.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board.

       The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

FORMATION

       The Board of Williams-Sonoma, Inc. has established the Audit Committee pursuant to Section 311 of the General Corporation Law of the State of California and Article III of the Company’s Restated Bylaws.

COMPOSITION

       The Audit Committee shall be comprised of not less than three independent members of the Company’s Board. Subject to the foregoing, the exact number of members of the Audit Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominations and Corporate Governance Committee. Audit Committee members may be replaced by the Board.

       The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Company’s Board interprets such qualification in its business judgment.

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       The members of the Audit Committee shall be appointed by the Board until their successors shall be duly appointed and qualified. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Committee Authority and Responsibilities

•	The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of (including resolution of disagreements between management and the independent auditor regarding financial reporting) any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which services are approved by the Audit Committee prior to the completion of the audit.

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

•	The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

•	The Audit Committee shall make regular reports to the Board, which reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

        In addition to the responsibilities outlined elsewhere in this Charter, the Audit Committee shall perform such other specific functions as the Company’s Board may from time to time direct, and make such investigations and reviews of the Company and its operations as the Chief Executive Officer or the Board may from time to time request. The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements and management’s discussion and analysis should be included in the Company’s Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements,

including the review of (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

•	Review and discuss quarterly reports from the independent auditors on:

•	All critical accounting policies and practices to be used.

•	All alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

•	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Company’s earnings press releases, including the proposed use of any “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Discuss with management and the independent auditor the effect on the Company’s financial statements of regulatory and accounting initiatives as well as off-balance sheet arrangements, contractual obligations and contingent liabilities and commitments.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management’s response thereto, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

•	Review and evaluate the lead partner of the independent auditor team.

•	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company (for purposes of assessing the auditor’s independence). Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the

[EXHIBITS TAG]

auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	Set clear policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

•	Consider discussing with the national office of the independent auditor material issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

•	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

•	Review the appointment and replacement of the senior internal auditing executive.

•	Review the significant reports to management prepared by the internal auditing department and management’s responses and subsequent follow-up on the responses.

•	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Oversight of the Company’s Information Technology Systems to Support the Company’s Internal Controls

•	Discuss with the senior information technology executive and the Company’s Chief Financial Officer and Chief Accounting Officer at least once each year the sufficiency of company systems to support effective internal controls and any recommended changes in the information technology department’s priorities and projects planned for improving such systems.

•	Review reports to management, if any, prepared by the Company’s information technology department relating to systems’ integrity and security, and subsequent follow-up on the responses.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (relating to audit discoveries of illegal acts) has not applied.

•	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct and Ethics Policy. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct and Ethics Policy.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Qualified Legal Compliance Committee

•	Act as the Company’s Qualified Legal Compliance Committee (“QLCC”) for the purposes of internal and external attorney reporting under Commission rules. The Committee also shall establish procedures for confidential receipt, retention and consideration of any attorney report to the QLCC.

Limitation of Audit Committee’s Role

•	While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

•	It is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee, in either instance absent actual knowledge to the contrary.

MEETINGS

•	The Audit Committee shall keep regular minutes of its meetings. Meetings and actions of the Audit Committee shall be governed by, and held and taken in accordance with, the provisions of Article III, Section 3.9 of the Company’s Restated Bylaws.

•	The Audit Committee shall meet as often as it determines, but not less frequently than four times per year.

•	The Audit Committee shall meet at least annually with management, the internal auditors, and the independent auditors in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

COMPENSATION

       Members of the Audit Committee shall receive such fees, if any, for their service as committee members as may be determined by the Board in its sole discretion. Fees may be paid in such form of consideration as is determined by the Board.

[EXHIBITS TAG]

WILLIAMS-SONOMA, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 19, 2004
9:00 a.m. (CDT)

Williams-Sonoma, Inc. Southern Operations Center
4600 Sonoma Cove
Memphis, Tennessee 38118

Williams-Sonoma, Inc. 3250 Van Ness Avenue San Francisco, California 94109	proxy

This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of Williams-Sonoma, Inc. (the “Company”) hereby appoints W. Howard Lester and Patrick J. Connolly, and each of them (the “Named Proxies”), with full power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned on March 29, 2004, at the 2004 Annual Meeting of Shareholders of the Company, to be held on Wednesday, May 19, 2004, at 9:00 a.m. (Central Daylight Time) at the Company’s Southern Operations Center located at 4600 Sonoma Cove, Memphis, Tennessee 38118, and any adjournments or postponements thereof.

This Proxy when properly signed will be voted in the manner directed on this Proxy by the undersigned. If no direction is made, this Proxy will be voted “FOR” the election of the named directors, “FOR” Proposal 2 and “FOR” Proposal 3.

(Please date and sign on reverse side.)

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until noon (CDT) on May 18, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/wsm/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until noon (CDT) on May 18, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Williams-Sonoma, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
- Please detach here -

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1.	Election of Directors:	01 W. Howard Lester	04 Adrian D.P. Bellamy	07 Michael R. Lynch
		02 Edward A. Mueller	05 Patrick J. Connolly	08 Richard T. Robertson
		03 Sanjiv Ahuja	06 Jeanne P. Jackson

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	The amendment and restatement of the Williams-Sonoma, Inc. 2001 Stock Option Plan to (i) increase the shares issuable under the plan by 3,500,000 shares, and (ii) provide for the issuance of stock options, restricted stock and deferred stock awards.

3.	The ratification of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 30, 2005.

☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

☐ For	☐ Against	☐ Abstain

☐ For	☐ Against	☐ Abstain

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION “FOR” THE ELECTION OF THE NAMED DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED IN THE PROXY STATEMENT.

Address Change? Mark Box
Indicate changes below:	☐

NOTE: When stock has been issued in the name of two or more persons, all should sign. When signing as attorney, administrator, trustee or guardian, give full title as such. A corporation should have the name signed by its president or other authorized officer, with the office held designated. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Annual Report for the 2003 Fiscal Year furnished herewith.

Date	, 2004

Signature(s) in Box
Please sign exactly as your name(s) appears on this Proxy and return it in the enclosed envelope.